UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices) (Zip code)

Thomas E. Line, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-255-3333

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

Annual Report

December 31, 2015

Small Cap Fund	Long-Short Fund
Small-Mid Cap Fund	Research Opportunities Fund
Mid Cap Fund	Financial Long-Short Fund
Large Cap Fund	Strategic Income Fund
Select Fund

This material must be preceded or accompanied by a current prospectus.

Not FDIC Insured. May Lose Value. No Bank Guarantee.

Cautionary Statement: At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Investors should consider the investment objectives, risks, charges, and expenses of the Diamond Hill Funds carefully before investing. The prospectus or summary prospectus contain this and other important information about the Fund(s) and are available at diamond-hill.com or by calling 888.226.5595. Please read the prospectus or summary prospectus carefully before investing. The Diamond Hill Funds are distributed by BHIL Distributors, Inc. (Member FINRA), an affiliated company. Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with this year-end update for the Diamond Hill Funds. 2015 was another challenging year for active managers. The debate around active versus passive management has intensified as market conditions over the past five years have made it difficult for many active managers, including Diamond Hill, to outperform passive benchmarks. These performance headwinds, coupled with higher fees for active management strategies, have caused some investors to question whether active management is still relevant.

We believe that active managers with a consistent, disciplined, and repeatable investment process have the potential to outperform a passive alternative over the long-term and to offer downside protection, limiting losses, during market declines. Diamond Hill Funds have generally demonstrated both of these qualities over long periods of time. The performance of active strategies relative to a passive benchmark tends to be cyclical. These cycles are created because price momentum can persist in the short-term but reverts in the long-term. Market returns are often driven by investor emotions and unpredictable market psychology in the short-term, which has been extended in recent years by unprecedented monetary stimulus; an extended bull market characterized by lower volatility, lower dispersion, and higher correlations; less focus on individual, bottom-up company fundamentals; and self-reinforcing passive flows.

While market conditions over the past five years have made it difficult for many active managers to outperform passive alternatives, we expect the cycle will turn in favor of active management, and we are beginning to see signs of a turning point. Dispersion between individual stock returns is increasing and in December 2015, the Federal Reserve increased its Fed Funds target rate for the first time since 2006. We continue to believe that Diamond Hill’s intrinsic value-focused approach will outperform over a full market cycle, supported by a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach, and alignment with our clients’ interests.

In 2015, our Funds’ returns relative to benchmarks were mixed. More importantly, as of December 31, 2015, the since-inception returns for nearly all of our Funds exceeded their respective benchmark returns. The only exceptions were our Research Opportunities Fund and our Mid Cap Fund, which have less than a five-year track record. As always, we remain focused on five-year periods to evaluate our results, as we believe five years is the shortest time period for statistical significance.

2015 Financial Markets

U.S. stocks rose modestly in the first half of 2015 but lost momentum in the third quarter as investor concerns over a slowdown in China’s economic growth negatively impacted commodity prices. China is the world’s largest importer of raw materials. This slowdown has also strained many other developing countries and large portions of the global industrial sector as China has been a meaningful source of incremental demand for key industrial end markets. A strong fourth quarter was not enough to completely save the year and most major market indexes ended 2015 somewhere close to even. The Russell 1000 Index posted a total return, including dividends, of 0.92% for the year, while the broader

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Letter to Shareholders

Russell 3000 Index posted a 0.48% total return. Small cap stocks fared worse than large cap stocks, with the Russell 2000 Index posting a total return of -4.41%.

Outlook

The U.S. economy appears to be continuing the healing process with real growth generally staying in the 2% - 3% range. Globally, central banks remain extraordinarily accommodative in an attempt to provide a backdrop for increased economic growth. Europe, which has been an economic laggard over the past few years, has shown some signs of stabilization. However, China has seen a significant slowdown in its rate of economic expansion. While the U.S. Fed Funds rate remains extremely low, the 25 basis point increase in December indicates policymakers’ confidence in the recovery of U.S. labor markets and an expectation of slowly rising inflation. It is expected that further rate increases will come at a gradual pace, which may be affected by volatility in global financial markets.

We continue to expect positive but below average equity market returns over the next five years. Our conclusion is primarily based on the combination of above average price/earnings multiples applied to already very strong levels of corporate profit margins, which likely tempers prospective returns. This expectation also seems consistent with the current interest rate environment.

Diamond Hill Capital Management, Inc.

Chris Welch, CFA Co-Chief Investment Officer	Austin Hawley, CFA Co-Chief Investment Officer

The views expressed are those of the portfolio managers as of December 31, 2015, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Russell 1000 Index is an unmanaged market capitalization-weighted index comprised of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 2000 Index is an unmanaged market capitalization-weighted index comprised of the smallest 2,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization-weighted index comprised of the 3,000 largest U.S. companies by total market capitalization. These indexes do not incur fees and expenses (which would lower the return) and are not available for direct investment.

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Our Mission

At Diamond Hill, we serve our clients by providing investment strategies that deliver lasting value through a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach and alignment with our clients’ interests.

VALUE

We believe market price and intrinsic value are independent in the short-term but tend to converge over time.

LONG-TERM

We maintain a long-term focus both in investment analysis and management of our business.

DISCIPLINE

We invest with discipline to increase potential return and protect capital.

PARTNERSHIP

We align our interests with those of our clients through significant personal investment in our strategies.

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Fundamental Principles

The Importance of Valuation

We believe that a company’s intrinsic value is independent of its stock price and that intrinsic value can be reasonably estimated using a discounted cash flow methodology. Our entire investment team shares the same investment philosophy, which drives our investment process.

We focus on the fundamentals of intrinsic value, which are far less volatile than market price, and our actions are ultimately dictated by the price to intrinsic value relationship.

There is no guarantee that a discount to intrinsic value will be achieved or that market price and/or intrinsic value will increase over time.

[1]	The inverse is true for short position

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Fundamental Principles

Equity Investment Principles

Valuation

•	We believe that every share of stock has an intrinsic value that is independent of its current market price, and at any point in time, the market price may be higher or lower than intrinsic value.

•	Over short periods of time, the market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

•	Over sufficiently long periods of time, five years or longer, the market price tends to converge with intrinsic value.

Intrinsic Value Estimate

•	We believe that we can determine a reasonable approximation of intrinsic value if we are confident in projecting the future cash flows of a business and use an appropriate discount rate.

Suitable Investments

•	We only invest when the market price is lower than our conservative assessment of per share intrinsic value (or at a premium for short positions).

•	We concentrate our investments in businesses whose per share intrinsic value is likely to increase. We invest in businesses that possess a competitive advantage, conservative balance sheet, and outstanding managers and employees. For short positions, the inverse is often true, and a growing intrinsic value is a detriment to the performance of the position.

Risk & Return

•	We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the increase in per share intrinsic value. For short positions, an increasing intrinsic value may shorten the holding period.

•	We define risk as the permanent loss of capital rather than price volatility. We manage risk by investing in companies selling at a discount (premium for short positions) to our estimate of intrinsic value.

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Fundamental Principles

Fixed Income Investment Principles

Business Analysis

•	We believe we can leverage our research team’s industry analysis of the fundamental economic drivers of the business to identify attractive corporate bonds and other senior corporate securities.

•	We evaluate the quality of a firm’s management and their treatment of bondholders and stockholders. We believe managements that focus on growth, without regard to return on invested capital or long-term cost of capital, are more likely to destroy value for bondholders and stockholders. In contrast, managements that understand the competitive dynamics of their business and prudent capital allocation often produce value for both bondholders and stockholders.

Valuation

•	We focus on the intrinsic value of the business in relation to the amount of debt in the capital structure. We also evaluate the sources and uses of cash for the business.

•	The liquidity and expected volatility of a corporate bond are also important factors in valuation. Because of our long-term time horizon, we will invest in less liquid or more volatile securities; however, we require a higher yield as compensation.

Suitable Investments

•	We generally invest in corporate bonds of companies with improving competitive positions and return on invested capital.

•	Our core competency is the evaluation of credit risk. We typically favor lower duration, shorter maturity corporate bonds. We focus almost entirely on the secondary market for corporate bonds rather than the primary (new issue) market. We primarily invest in investment grade and below-investment grade (high yield) corporate bonds, including a significant allocation to defensive high yield corporate bonds (due to low duration and higher credit quality).

Risk & Return

•	We define risk as the permanent loss of capital. We seek to avoid a permanent loss of capital and to earn a sufficient return on capital to grow our purchasing power.

•	We expect to achieve our return objective by investing in corporate bonds when we believe the market price discounts a greater risk of default or a greater loss upon default than is warranted. An additional source of return exists when the market price provides attractive compensation for short-term illiquidity or volatility, both of which are of less concern to a long-term investor.

•	We focus on credit risk, interest rate risk, liquidity risk, call risk, reinvestment risk, and other risks when evaluating corporate bonds.

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Diamond Hill Small Cap Fund

2015 Portfolio Commentary

The Diamond Hill Small Cap Fund returned -3.47% (Class I) in 2015 compared to a -4.41% return for the Russell 2000 Index. In 2015, small cap indices underperformed large cap, and value style indices underperformed growth. For example, the larger cap Russell 1000 returned 0.92% and the Russell 2000 Growth Index returned -1.38% compared to the Russell 2000 Value Index return of -7.47%. Health care and information technology were the only two sectors in the Russell 2000 experiencing a positive return, while energy was by far the worst-performing sector in 2015, as it was in 2014. The Diamond Hill Small Cap Fund had positive contributions from the consumer discretionary, consumer staples, financials, information technology, and health care sectors. The primary detractors from Fund performance were industrials and energy, both of which had more exposure in the Fund than the index. The Fund had built a sizable lead through the first nine months of the year, but a poor relative fourth quarter limited the amount of outperformance.

The Fund’s largest exposure is financials, averaging roughly 28% of net assets during the year. Returns varied greatly in the sector, however. HCC Insurance Holdings agreed to be acquired for cash by Tokio Marine Holdings at a premium representing a multiple of 1.9x book value, making the full-year return 47%. Navigators Group also registered a healthy 17% return and currently trades at approximately 1.1x book value. Apartment REIT Mid-American Apartment Communities returned 26% as strong demand continues for multi-family apartments. The Fund also benefitted from two combination stock-and-cash offers from larger banks. Keycorp has offered to buy First Niagara Financial Group, and BB&T has offered to buy National Penn Bancshares. The largest detractors within financials were Fortress Investment Group (down 31%), Nationstar Mortgage Holdings (down 53%), Popular (down 16%), iStar (down 14%), and Greenlight Capital (down 43%).

Industrials were the largest detractor from Fund performance during the year. Avis Budget Group was the Fund’s largest holding at year-end, and had been an outstanding performer in 2013 and 2014. However, the stock returned a negative 45% in 2015. The three major car rental companies — Enterprise, Hertz, and Avis with their various brands — control about 90% of the market share in North America. While the company’s results came in below our expectations, in our opinion, the stock price reaction was extremely disproportionate to the business results. Avis now trades at a free cash flow yield approaching 20%.

Alaska Air Group continues to perform well as fundamentals in the airline business remain favorable. Toro Company has also steadily grown earnings with the stock following suit. Industrials, with significant exposure to energy and mining such as Kennametal and Colfax, however, had a very poor year.

In the energy sector, crude oil prices, as measured by the front month contract for West Texas Intermediate, declined about 30% for the year. Natural gas prices also declined about 19%, as measured by Henry Hub prices, with prices in some regions down even more. The companies the Fund has owned in the energy sector have been exploration and production

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Diamond Hill Small Cap Fund

companies, and all declined meaningfully in 2015. Ordinarily, we seek to buy more as the stock prices of companies owned in the portfolio decline; however, for the most part, we have not added to these energy stocks, acknowledging that the range of potential outcomes is wide. In retrospect, these stocks should have been sold upon the shift in strategy of Saudi Arabia to not reduce production to balance an oversupplied market. While the dramatic reductions in capital spending on the part of U.S. shale producers should eventually reduce production, this comes at a time of potentially slowing demand growth as emerging economies’ growth rates come down.

Both consumer discretionary and consumer staples companies contributed positively to Fund returns in 2015. Steiner Leisure was acquired by private equity firm Catterton Partners. This was a satisfactory result as Steiner had shown more positive results in its Ideal Image business, which had struggled for several quarters. Vail Resorts also continues to succeed as the dominant ski resort operator in the United States. Thus far in 2016, the company has had better snowfall in the Lake Tahoe area, as well as continued strong season pass sales that allow skiers to access any of Vail’s resorts. Aaron’s declined after the company reported third-quarter results that showed margin compression in their Progressive business, stemming from increased bad debt expense caused by a systems issue from earlier in the year. The company says the issue has been resolved, and if so, the stock appears attractive at less than 10x estimated earnings.

Both health care and information technology comprise less of the Fund’s portfolio than that of the Russell 2000 index. Natus Medical was the standout in health care, and DST Systems, Broadridge Financial Solutions, and CSG Systems International were all positive in the information technology sector.

Thank you for your continued interest in the Small Cap Fund.

Tom Schindler, CFA

Portfolio Manager

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Diamond Hill Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/29/2000	-3.73%	12.05%	8.07%	5.94%	1.31%
Class C Shares	2/20/2001	-4.47	11.21	7.27	5.15	2.06
Class I Shares	4/29/2005	-3.47	12.34	8.36	6.29	1.02
Class Y Shares	12/30/2011	-3.36	12.50	8.42	6.12	0.92
BENCHMARK
Russell 2000 Index		-4.41	11.65	9.19	6.80	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/29/2000	-8.55	10.16	6.97	5.40	1.31
Class C Shares	2/20/2001	-5.42	11.21	7.27	5.15	2.06

*	Reflects the expense ratio as reported in the Prospectus dated February 26, 2016.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small Cap Fund Class I(A) and the Russell 2000 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit
www.diamond-hill.com.

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Diamond Hill Small-Mid Cap Fund

2015 Portfolio Commentary

The Diamond Hill Small-Mid Cap Fund gained 1.32% (Class I) in 2015 compared to a 2.90% decrease in the benchmark Russell 2500 Index. For the five-year period ended December 31, 2015, the Fund’s return was 11.38% annualized while the Russell 2500 Index returned 10.32% over the same period. In the ten years since inception, the Fund’s annualized return of 8.71% outpaced the 7.56% benchmark return.

Consumer staples was the most positive area of performance in 2015. The portfolio benefited from gains exceeding 20% in four stocks despite the overall market decline. While none of the stocks we owned in the sector were acquired, each of our big gainers benefited from acquisition activity. Post Holdings led the way with a 47% increase based on strong results from the numerous acquisitions they have completed in the past couple of years. Molson Coors Brewing Company rose after a merger between competitors enabled them to purchase the other half of their MillerCoors U.S. joint venture from SABMiller. B&G Foods investors looked favorably on the company’s acquisition of the Green Giant brand from General Mills. Finally, Coty announced a deal to acquire the beauty brands of Procter & Gamble, and that transaction is expected to boost Coty’s earnings and cash flows when it is completed in mid-2016.

The technology sector was also a source of favorable stock selection for the Small Mid Cap Fund in 2015. CSG Systems International, which we bought in January 2015, rose more than 50% from our purchase price based on favorable volumes and cost management in their cable billing business. Payment processor Vantiv was up nearly 40% as electronic transactions continue to gain share from cash and checks in the financial world. Juniper Networks rose more than 25% based on improving sales to their large telecom provider clients, as well as cost cuts and share repurchases.

The portfolio experienced headwinds from stock selection in the industrials sector. Companies with direct or indirect exposure to energy and mining were under significant pressure throughout the year, and that negatively impacted a number of our portfolio holdings including Colfax, Kennametal, and new position Kirby Corporation. While we believe some of these impacts are cyclical, we have a less constructive long-term view on energy prices than we have at any point during the 10 years the portfolio has been in existence. As such, we decreased our energy sector weight to 3.4% of the portfolio at year-end, far below the 15% weight we held as recently as four years ago.

Kirby is a good example of the type of stock that has helped us deliver strong returns to clients over time. It is the leading U.S. tank barge operator with approximately 25% market share in both the inland and coastal waterway markets. The company’s near-term results have been under pressure due to the decline in energy prices as some of their volumes are crude oil, natural gas condensate and related products. However, approximately 50% of their volumes are from the transport of petrochemicals. That market is expected to see significant additional U.S. capacity come online over the 2017-2020 time frame. The stock weakness in the second half of 2015 gave us a nice opportunity to buy a well-managed company with favorable long-term demand characteristics at a very attractive valuation.

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Diamond Hill Small-Mid Cap Fund

We have benefited in the past from the purchase of stocks such as Boston Scientific and Forest Laboratories, when their unattractive near-term fundamentals masked a favorable long-term outlook, and we will continue to look for such opportunities in the future.

I’d like to once again highlight our outstanding team of 18 research analysts and 11 research associates who work hard to generate ideas and deliver strong returns to clients. They do excellent work in pursuit of identifying long-term investment opportunities on your behalf.

The increased market volatility since mid-year 2015 has created some opportunities, many of which have arisen in stocks with meaningful exposure to the economic cycle. In particular, many of those stock have exposure to the energy and industrials sectors, as well as to demand from China. These stocks tend to have a high correlation in the short-term when investors are fearful about slower economic growth. However, the long-term returns they generate tend to be highly differentiated based on the earnings and cash flows produced by the individual companies over time. We are carefully assessing long-term opportunities and working to best position your capital in investments that offer the promise of above-average long-term returns while minimizing the risk of permanent loss of capital. We maintain our insistence on an attractive discount to intrinsic value with any investment we make and our strict focus on a long-term investment time horizon.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Chris Welch, CFA

Portfolio Manager

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Diamond Hill Small-Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	0.98%	15.20%	11.07%	8.35%	1.25%
Class C Shares	12/30/2005	0.24	14.33	10.25	7.56	2.00
Class I Shares	12/30/2005	1.32	15.50	11.38	8.71	0.96
Class Y Shares	12/30/2011	1.41	15.69	11.43	8.53	0.86
BENCHMARK
Russell 2500 Index		-2.90	12.46	10.32	7.56	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2005	-4.05	13.25	9.94	7.79	1.25
Class C Shares	12/30/2005	-0.75	14.33	10.25	7.56	2.00

*	Reflects the expense ratio as reported in the Prospectus dated February 26, 2016.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund Class I(A) and the Russell 2500 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2500 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,500 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit
www.diamond-hill.com.

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Diamond Hill Mid Cap Fund

2015 Portfolio Commentary

The Diamond Hill Mid Cap Fund gained 0.74% (Class I) in 2015 compared to a 2.44% decrease in the benchmark Russell Midcap Index. For the two-year period since inception, the Fund’s annualized return was 4.27% while the Russell Midcap Index returned 5.10% over the same period.

This was the second consecutive year during which the large market capitalization segment of the stock market delivered meaningfully better results than smaller-size stocks. The Russell 1000 Index (large cap domestic stocks) rose 0.92% during the year, while the Russell 2000 Index, which is widely used to measure the performance of small cap domestic stocks, fell 4.41%. Growth stocks also outperformed value stocks, as the Russell Midcap Growth Index delivered returns that were more than 4 percentage points in excess of those of the Russell Midcap Value Index. Neither of these trends had a major impact on the portfolio this year, as individual stock selection was the major driver of returns.

Consumer staples was the Fund’s most positive area of performance in 2015. The portfolio benefited from gains exceeding 20% in four stocks despite the overall market decline. While none of the stocks we owned in the sector were acquired, each of our big gainers benefited from acquisition activity. Post Holdings led the way with a 47% increase based on strong results from the numerous acquisitions they have completed in the past couple of years. Molson Coors Brewing Company rose after a merger between competitors enabled them to purchase the other half of their MillerCoors U.S. joint venture from SABMiller. B&G Foods investors looked favorably on the company’s acquisition of the Green Giant brand from General Mills. Finally, Coty announced a deal to acquire the beauty brands of Procter & Gamble, and that transaction is expected to boost Coty’s earnings and cash flows when it is completed in mid-2016.

The portfolio experienced headwinds from stock selection in the industrials sector. Companies with direct or indirect exposure to energy and mining were under significant pressure throughout the year, and that negatively impacted a number of portfolio holdings including Colfax, Kennametal, and new position Kirby Corporation. While we believe some of these impacts are cyclical, we have a less constructive long-term view on energy prices than we have in the past. As such, we decreased our energy sector weight to 3.3% of the portfolio at year-end, down from more than 10% as recently as six quarters ago.

Kirby is a good example of the type of stock we believe will help us deliver strong returns to clients over time. It is the leading U.S. tank barge operator with approximately 25% market share in both the inland and coastal waterway markets. The company’s near-term results have been under pressure due to the decline in energy prices as some of their volumes are crude oil, natural gas condensate, and related products. However, approximately 50% of their volumes are from the transport of petrochemicals. That market is expected to see significant additional U.S. capacity come online over the 2017-2020 timeframe. The stock weakness in the second half of 2015 gave us a nice opportunity to buy a well-managed company with favorable long-term demand characteristics at a very attractive valuation.

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Diamond Hill Mid Cap Fund

Agricultural equipment manufacturer Deere & Company, which we purchased in the third quarter of 2015, is another example of a firm with a similar mix of near-term headwinds and long-term attractive characteristics. We will continue to look for such opportunities in the future.

I’d like to once again highlight our outstanding team of 18 research analysts and 11 research associates who work hard to generate ideas and deliver strong returns to clients. They do excellent work in pursuit of identifying long-term investment opportunities on your behalf.

The increased market volatility since mid-year 2015 has created some opportunities, many of which have arisen in stocks with meaningful exposure to the economic cycle. In particular, many of those stock have exposure to the energy and industrials sectors, as well as to demand from China. These stocks tend to have a high correlation in the short-term when investors are fearful about slower economic growth. However, the long-term returns they generate tend to be highly differentiated based on the earnings and cash flows produced by the individual companies over time. We are carefully assessing long-term opportunities and working to best position your capital in investments that offer the promise of above-average long-term returns while minimizing the risk of permanent loss of capital. We maintain our insistence on an attractive discount to intrinsic value with any investment we make and our strict focus on a long-term investment time horizon.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Chris Welch, CFA

Portfolio Manager

14	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	Inception Date	One Year	Since Inception (12/31/13)	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/31/2013	0.44%	3.94%	1.14%
Class C Shares	12/31/2013	-0.33	3.17	1.89
Class I Shares	12/31/2013	0.74	4.27	0.85
Class Y Shares	12/31/2013	0.84	4.37	0.75
BENCHMARK
Russell Midcap Index		-2.44	5.10	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/31/2013	-4.56	1.29	1.14
Class C Shares	12/31/2013	-1.33	3.17	1.89

*	Reflects the expense ratio as reported in the Prospectus dated February 26, 2016.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Mid Cap Fund Class I(A) and the Russell Midcap Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell Midcap Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the 800 smallest companies in the Russell 1000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit
www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	15

Diamond Hill Large Cap Fund

2015 Portfolio Commentary

The Diamond Hill Large Cap Fund returned -0.85% (Class I) in 2015 compared to 0.92% for the Russell 1000 Index. This was a particularly difficult year for value investors as the value indexes meaningfully underperformed the broader market. The poor performance of the value sector was in part related to the severe distress in the energy sector. However, there were also stresses in the technology and consumer durables sectors, which impacted the performance of the industries well-represented in the value sectors of the market.

Information technology was the top performing sector for the Fund in 2015; however, the performance was relatively narrow as only a few names drove the sector. Vantiv, Alphabet, Juniper Networks, and Microsoft were all up in excess of 20% for the year. Alphabet was a major contributor to performance, which was somewhat gratifying as the initial position was purchased in 2015. The shares were inexpensively valued as investors were concerned regarding the transfer to mobile search and its impact on Google. However, continued strong revenue and earnings growth alleviated these fears and allowed the stock to appreciate substantially after we purchased the shares. Vantiv, Microsoft and Juniper are long-term holdings of the Fund with attractive valuations. As earnings growth began to improve for these companies, the attractive valuation allowed for meaningful price appreciation. All four of these holdings continue to be held in the portfolio as of December 31, 2015 as they still sell at a comfortable discount to intrinsic value.

Health care was another important contributor to the portfolio in 2015. The health care sector has performed well for several years now as earnings growth in the sector has outpaced earnings growth in the market as a whole. Boston Scientific was the most important contributor as its shares appreciated 39% due to improved revenue growth and the positive impact that had on earnings. The other large gainer in the sector was Baxalta. The shares appreciated as Shire PLC was rumored to be attempting to purchase the company at a premium to the current market price. That bid materialized in 2016 to the benefit of shareholders.

Energy was a controversial sector again in 2015 as declining oil and gas prices pressured the financial performance of the companies in the sector. Fortunately, we took advantage of opportunities to reduce our exposure in 2015, so the underweighting in the sector benefited the relative performance of the portfolio. At year end, only Cimarex and EOG were held in the Diamond Hill Large Cap Fund. Both of these holding declined more than 15%, but the relatively small weighting of the sector in the portfolio limited the damage to the Fund’s performance.

The consumer discretionary sector was the biggest disappointment in the performance of the Fund. Several large holdings were down more than 20% for the year. These included BorgWarner, Twenty-First Century Fox, and Whirlpool Corporation. Disappointing performance in emerging markets is a common theme for Whirlpool and BorgWarner. Slowdown in demand from these markets led to revenue growth and earnings that failed to

16	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

meet expectations. However, the shares continue to be held in the portfolio as of December 31, 2015 due to their attractive valuation. The poor performance of Twenty-First Century Fox reflected the disappointment in their domestic broadcasting business. They lost market share in their end markets throughout the year, which led to lower-than-expected earnings growth. The company remains focused on turning around that sector, but the results have not reflected any improvement so far.

Financials represents the largest sector in the portfolio. At year-end, the financials sector represented nearly 27% of the portfolio. These securities are from a variety of industries including banking, insurance, brokerage, and asset management. It is a relatively heterogeneous sector, so there is not a common theme in the performance of the holdings. However, for the year, our holdings slightly trailed the sector performance of the index. Franklin Resources was the worst-performing security as their asset management business lost market share to competitors. Competitive pressures remain intense, but the valuation is attractive and the shares remain in the portfolio. Morgan Stanley was also down more than 15% as profits from their trading operations remain under pressure. This is an industry-wide problem and management is focused on reducing costs and improving profitability.

Several new names were added to the portfolio in 2015 including BorgWarner, Precision Castparts, Baxalta, and Loews Corporation. However, Alphabet was the new name that had the biggest impact on the portfolio in 2015. As always, we judge the performance of an investment over the long term. The fact that the shares are still in the portfolio indicates the stock is at a discount to intrinsic value and we remain optimistic about the prospect of the company and the shares.

2015 was a very difficult environment for value investing; however, we strive to outperform in difficult environments so the performance of the Large Cap Fund was disappointing. I look forward to 2016 and the challenges a new year provides to investors. 2015 was my 13th year managing the Diamond Hill Large Cap Fund and I remain grateful for the opportunity our shareholders provide. Thank you for your continued support.

Chuck Bath, CFA

Portfolio Manager

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	17

Diamond Hill Large Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/29/2001	-1.10%	14.19%	11.34%	6.89%	0.99%
Class C Shares	9/25/2001	-1.83	13.34	10.52	6.09	1.74
Class I Shares	1/31/2005	-0.85	14.47	11.62	7.24	0.70
Class Y Shares	12/30/2011	-0.74	14.64	11.71	7.07	0.60
BENCHMARK
Russell 1000 Index		0.92	15.01	12.44	7.40	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	6/29/2001	-6.06	12.25	10.20	6.35	0.99
Class C Shares	9/25/2001	-2.77	13.34	10.52	6.09	1.74

*	Reflects the expense ratio as reported in the Prospectus dated February 26, 2016.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Large Cap Fund Class I(A) and the Russell 1000 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit
www.diamond-hill.com.

18	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Select Fund

2015 Portfolio Commentary

The Diamond Hill Select Fund declined 1.14% (Class I) in 2015 compared to our benchmark, the Russell 3000 Index, which increased 0.48%.

2015 was a tale of two halves for the Select Fund. During the first six months, the Fund outperformed its benchmark by nearly 5%, but then trailed its benchmark by more than 7% during the second half of the year. The first half benefited from a large percentage of holdings outperforming as well as outsized gains on a handful of positions. Nearly 60% of our positions posted returns in excess of the benchmark through June 30, with five holdings increasing by more than 25% and only one small position declining by more than 20%. For the full year, we had our share of winners, with just over 50% of positions meeting or exceeding the benchmark return and five positions increasing by more than 25% (although not the same five as in the first six months). However, this was more than offset by a handful of our highest-conviction holdings suffering significant price declines in the second half of the year. For the full year, five holdings declined in value by greater than 25%, and the average weight of those five positions was more than 50% larger than that of our outsized gainers. These five holdings were accountable for more than 7% of relative underperformance for the year and represent the difference between a good and bad annual result.

We are long-term investors and do not put too much weight on returns in any six month or one-year period. We prefer to measure results over periods of five years and longer. However, patience on the part of Fund shareholders in the face of short-term underperformance requires a clear understanding of the logic behind our decisions as managers, and an expectation that those decisions will increase value over the long term. Thus, some further detail on the largest detractors from performance is in order.

The five holdings that declined by 25% or more during 2015 are Nationstar, Twenty-First Century Fox, Valeant, Colfax, and Franklin Resources. We still held each of these companies in the Select Fund at year-end; in fact, each was a top-ten holding. The drivers of the short-term weakness in these companies’ shares was idiosyncratic, as they have virtually nothing in common. The largest detractors to 2015 performance come from five different industries and have little or no overlap in terms of products sold, customers, competitors, or input costs. While each is exposed in some way to the major macro developments that affected the global economy in 2015, the specific causes of their relative underperformance were unique to each firm.

In the cases of Nationstar and Twenty-First Century Fox, fundamental results — earnings, cash flow, and asset values — were in-line with our expectations and we saw no significant change to our estimates of intrinsic value for these companies. We attribute the share price declines to changing investor sentiment about the industries in which they operate, not a worsening long-term fundamental outlook.

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Diamond Hill Select Fund

In the cases of Valeant, Colfax, and Franklin Resources, negative fundamental developments did lead us to lower our estimate of each firm’s intrinsic value during the year. Valeant’s long-term prospects continue to look very promising, but scrutiny over its pricing of certain drugs and the severing of its relationship with a significant distribution partner will certainly lead to weaker-than-expected cash flow for a number of quarters. Franklin Resources witnessed larger-than-expected outflows from its asset management business after disappointing short-term investment performance and exposure to emerging markets and the energy sector heightened investor concerns. Colfax saw demand for its products fall more than we anticipated, as energy markets collapsed and global infrastructure buildout slowed, primarily driven by weakness in China. In each instance, we promptly adjusted our fundamental assumptions as new data emerged and took a more conservative stance in estimating intrinsic value. We did not anticipate the negative developments at these three companies, but in each case, we believe we were able to quantify the impact of changes on the value of the business and the magnitude of those changes were far smaller than the accompanying declines in share price.

Based on our fundamental outlook for their respective businesses, we continue to view the valuations of Nationstar, Twenty-First Century Fox, Valeant, Colfax, and Franklin Resources as very attractive — trading at low multiples of earnings, cash flow, or even liquidation value. All of these companies are expected to produce meaningful free cash flow, and in each case, management anticipates utilizing some or all of the free cash flow to repurchase shares and/or debt at what we believe to be deeply discounted values. The combination of attractive valuation, free cash flow, and prudent capital allocation puts these firms in a strong position to significantly increase value for shareholders going forward.

The Select Fund experienced poor results in 2015, which disappoints us as fiduciaries and as significant shareholders of the Fund ourselves. However, we believe irrational price declines created attractive opportunities to reposition the portfolio in a manner we believe will deliver strong results over the coming years. We appreciate your support and look forward to 2016.

Austin Hawley, CFA Portfolio Manager	Rick Snowdon, CFA Portfolio Manager

20	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Select Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	-1.44%	16.47%	11.38%	7.34%	1.19%
Class C Shares	12/30/2005	-2.21	15.62	10.55	6.56	1.94
Class I Shares	12/30/2005	-1.14	16.77	11.66	7.68	0.90
Class Y Shares	12/30/2011	-1.06	16.96	11.74	7.51	0.80
BENCHMARK
Russell 3000 Index		0.48	14.74	12.18	7.35	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2005	-6.36	14.50	10.23	6.79	1.19
Class C Shares	12/30/2005	-3.16	15.62	10.55	6.56	1.94

*	Reflects the expense ratio as reported in the Prospectus dated February 26, 2016.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Select Fund Class I(A) and the Russell 3000 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit
www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	21

Diamond Hill Long-Short Fund

2015 Portfolio Commentary

The Diamond Hill Long-Short Fund returned -1.40% (Class I) in 2015 compared to 0.92% for the long-only Russell 1000 Index and a 0.75% return for the blended benchmark (60% Russell 1000 Index/40% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index). While the portfolio lagged the long-only Russell 1000 Index, we were more disappointed that the Fund slightly lagged the blended benchmark, which takes into account the portfolio’s general 60% net long bias. As we have communicated in the past, we strive to outperform the blended benchmark in all market environments. During 2015, the Fund lagged as both sides of the portfolio modestly underperformed. The short portfolio was up a bit more than the benchmark, largely as a result of several positions being acquired at meaningful premiums. The long side lagged slightly as many of the more cyclically-sensitive holdings came under significant pressure during the second half of the year.

During 2015, the bias for the portfolio was to remain roughly in-line with our blended benchmark, maintaining net long exposure between 57% and 63% during most of the year. At year-end, the net long exposure was again very close to 61%.

The information technology and health care sectors provided the biggest positive contribution to return in the long portfolio. Within the tech sector, Alphabet, Vantiv, Juniper Networks, and Microsoft were all very strong performers during the period as the market searched for companies with relatively strong revenue growth outlooks. Med tech provider Boston Scientific was also a meaningful contributor, as were Pfizer, Medtronic, and Baxalta to a smaller extent. Lastly, the consumer staples sector was a modest positive on the long side of the portfolio as Kimberly-Clark once again performed well despite strong currency headwinds.

The biggest disappointments in the long portfolio were in the industrials and financials sectors. Within the former, Parker-Hannifin, Colfax, and United Technologies were meaningful detractors as the market began to fear very weak energy and mining end markets as well as the overall sluggishness in the global manufacturing economy. Meanwhile, financials suffered in back half of the year as the modest rate of global economic growth translated into softening inflation expectations, a delay in the outlook for a more normalized level of interest rates, and increased credit cost concerns. This backdrop weighed most heavily on our positions in the banking and life insurance industries.

Additionally, energy was again a drag on performance during 2015 as key holdings Devon Energy, EOG Resources, and Cimarex were all down during the year. However, due to relatively modest levels of exposure, this drag on performance was smaller than the performance impact of the energy sector in the overall market. We eliminated Occidental Petroleum during the first half of year and meaningfully reduced exposure to long-time holding Devon Energy during the second half of the year.

22	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

The short portfolio detracted slightly from performance in 2015 as five of our short positions were acquired during the period. Advent Software, Lifetime Fitness, Hospira, Cablevision and Plum Creek Timber all announced plans to be purchased by other organizations at various levels of premium. Additionally, our financials sector shorts detracted from performance as we tended to be positioned in areas that were generally viewed as somewhat defensive relative to both our long holdings and the benchmark. Positively, we did have a number of short positions that provided strong returns to the Fund, led by Macy’s, which has been in the portfolio for a number of years and clearly began to experience the fundamental headwinds we have been forecasting. Other shorts providing positive contributions included Kohl’s, Best Buy, Cabela’s, International Paper, and regional auto insurer Mercury General Corp.

Finally, we continue to believe the five-year outlook for domestic equities includes total returns at the low end of historical ranges, and as always, we are focused on long time horizons and buying good (or better) businesses at average (or better) prices. Our exposures and net positioning will, at any given point in time, be dictated by the sum of the individual opportunities we are finding in the market. We introduced shorting to this Fund more than a decade ago to provide clients with a long/short strategy to meet the needs of their investment portfolios. We have been gratified by the growing acceptance of long/short strategies in general and the Diamond Hill Long-Short Fund in particular. We are grateful for your continued support and appreciate the opportunity to continue to earn your trust in 2016.

Ric Dillon, CFA Portfolio Manager	Chris Bingaman, CFA Portfolio Manager

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	23

Diamond Hill Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/30/2000	-1.67%	9.03%	7.69%	4.60%	1.91%
Class C Shares	2/13/2001	-2.40	8.21	6.89	3.81	2.66
Class I Shares	1/31/2005	-1.40	9.32	7.98	4.94	1.62
Class Y Shares	12/30/2011	-1.27	9.47	8.04	4.77	1.52
BENCHMARK
Russell 1000 Index		0.92	15.01	12.44	7.40	—
60% Russell 1000 Index/40% BofA Merrill Lynch U.S. T-Bill 0-3 Mo. Index		0.75	8.93	7.50	5.17	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	6/30/2000	-6.60	7.17	6.58	4.06	1.91
Class C Shares	2/13/2001	-3.38	8.21	6.89	3.81	2.66

*	Reflects the expense ratio as reported in the Prospectus dated February 26, 2016.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Long-Short Fund Class I(A), the Russell 1000 Index and the Blended Index (60% Russell 1000 Index and 40% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index)

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index and the blended index. The Russell 1000 Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies on a market capitalization basis, in the Russell 3000 Index. The blended index represents a 60% weighting of the Russell 1000 Index as described above and a 40% weighting of the BofA Merrill Lynch U.S. T-Bill 0-3 Month Index. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Both indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit
www.diamond-hill.com.

24	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

2015 Portfolio Commentary

The Diamond Hill Research Opportunities Fund declined 5.00% (Class I) during 2015 compared to a 0.48% increase in the long-only Russell 3000 Index. At Diamond Hill, we have a long-term investment horizon and therefore evaluate our performance over rolling five-year periods. At the end of 2015, our five-year annualized return was 9.06% versus 12.18% for the Russell 3000 Index. While the absolute returns of the fund were adequate, we are disappointed with our relative results. In addition to negative contributions from the short portfolio, our willingness to take more concentrated positions was a drag on performance as some of our largest weights underperformed. We continue to believe our disciplined approach to capital allocation will deliver satisfactory absolute and relative results over most rolling five-year periods.

During 2015, the long portfolio detracted from Fund’s return with an average long exposure of 96%, while the positions in the short portfolio detracted modestly with average short exposure of (17)%. The largest positive contributors to performance were long investments in Post Holdings, Boston Scientific, and Juniper Networks.

Post Holdings delivered solid results and provided guidance ahead of street estimates. Post’s acquisition of MOM Brands, a value-focused cereal manufacturer, alleviated concerns about their acquisition-driven growth strategy. The company also positively surprised the market by managing the Avian Flu situation well and limiting its impact on their bottom line.

Boston Scientific continued on its recovery path in 2015, showing good strategic vision and excellent commercial execution. Under the leadership of CEO Mike Mahoney, the company has improved core organic growth from low single digits to 5% on the back of new product introductions. The company still has potential to improve on its margin structure in the coming years, with a 30% EBIT margin target offering 500 basis points of upside. Investors are also recognizing the potential for Synergy, the next-generation cardiovascular stent, to allow the company to gain share in its most profitable business line. These aspects provide a good backdrop for the fundamental outlook in 2016 and beyond.

Following a disappointing end to 2014, Juniper delivered steady improvements in its earnings results throughout 2015. These improvements were a result of increased demand for the firm’s products, tighter expense controls, and a reduction in share count. Juniper’s shares reacted favorably to the firm’s improving financial performance, and we exited our position during the second quarter.

Long positions in Twenty-First Century Fox, Whirlpool, BioScrip, and Nationstar Mortgage Holdings were the largest detractors from performance during 2015.

Twenty-First Century Fox underperformed due to continued weakness in its broadcast network, where it has had ratings challenges, and adverse currency movements in its international segments. As a result, the company revised down the EBITDA outlook for 2016

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	25

Diamond Hill Research Opportunities Fund

that it had laid out previously. Post Disney’s announcement of subscriber loss at ESPN, the entire media sector has underperformed meaningfully as the market grew concerned about TV subscribers “cutting the cord,” which impacts the affiliate fee revenues of media companies including FOX. We continue to believe that the broadcast ratings concerns are transitory in nature and the company will be able to overcome them with better content.

Economic weakness in Brazil, foreign exchange challenges, and a heightened competitive environment domestically all challenged Whirlpool in 2015. The strength of the U.S. dollar not only eroded the value of international revenues, it also increased the attractiveness for foreign competitors to discount domestic units in attempt to gain share. Whirlpool has diligently worked to expand their domestic margins, but were not immune to this competitive dynamic and have chosen to pivot from their previous strategy in an attempt to defend market share and drive volumes. 2016 will be a telling year of their ability to walk the proverbial tightrope of margin and volume.

BioScrip is the largest pure-play home infusion provider, a market growing in the high single digits due to the cost savings it offers versus hospital-based treatments. The shares sold off following integration issues with acquired pharmacies and liquidity concerns. The company has improved its liquidity by selling its pharmacy benefit manager and has guided to being operating cash flow positive for 2016. Activist investors have also replaced a large percentage of the board and management. After reviewing the company’s turnaround plan and speaking with management, we remain confident that the equity is substantially undervalued using conservative assumptions.

Shares in Nationstar Mortgage Holdings declined meaningfully in 2015. The company reported a poor fundamental first quarter and investors grew increasingly frustrated with their one step forward, two steps back performance. The company also had talked up potentially receiving a minority investment in their Xome platform in 2015 at a very attractive valuation, only to have its CEO resign unexpectedly in early November. The profitability in their core servicing business improved throughout the year and management is focused on continued profitability improvement in 2016. In mid-December, the board of directors approved a $150 million buyback which, if executed, would represent more than 12% of the shares outstanding.

As of December 31, 2015, the Fund held 52 long and 25 short positions with the top ten positions representing 40.5% of net assets.

We want to thank shareholders for their support, and we look forward to working with you in the years ahead.

Diamond Hill Research Analysts

26	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	Inception Date	One Year	Three Years	Five Years	Since Inception*	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2011	-5.29%	10.29%	8.77%	13.75%	1.83%
Class C Shares	12/30/2011	-5.96	9.49	7.97	12.91	2.58
Class I Shares	12/30/2011	-5.00	10.58	9.06	14.05	1.54
Class Y Shares	12/30/2011	-4.91	10.73	9.21	14.21	1.44
BENCHMARK
Russell 3000 Index		0.48	14.74	12.18	17.61	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES***
Class A Shares	12/30/2011	-10.05	8.41	7.65	12.88	1.83
Class C Shares	12/30/2011	-6.83	9.49	7.97	12.91	2.58

**	Reflects the expense ratio as reported in the Prospectus dated February 26, 2016.

***	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Research Opportunities Fund Class I(A) and the Russell 3000 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

*	The quoted performance for the Fund reflects the past performance of Diamond Hill Research Partners, L. P. (the “Research Partnership”), a private fund managed with full investment authority by the Fund’s Adviser for periods prior to the fund’s inception date. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The Fund’s inception date is December 30, 2011. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the Fund for the period prior to December 30, 2011. The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit
www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	27

Diamond Hill Financial Long-Short Fund

2015 Portfolio Commentary

The U.S. equity markets were essentially flat in 2015, and financial services companies underperformed the broader market. The Diamond Hill Financial Long-Short Fund trailed both the overall index and sector benchmark returns, generating a return of -4.40% (Class I), primarily driven by poor returns from a select group of our larger holdings.

The Russell 3000 Financials Index, the Fund’s primary benchmark, returned 0.68% in 2015. For the trailing five-year period, the Fund generated an annualized return of 9.42% annually versus 11.48% for the benchmark.

The Fund’s underperformance in 2015 can be completely attributed to five of our larger holdings: iStar, Popular, Franklin Resources, Fortress Investment Group, and Nationstar Mortgage Holdings. In each case, we believe the stock price declines reflect more of a change in investor sentiment than a decline in company fundamentals or our estimates of intrinsic value.

iStar, a commercial mortgage REIT, has been a core holding in the Fund for several years. The company has been executing a multi-year repositioning and its balance sheet is the healthiest it’s been since prior to the financial crisis. Management is repurchasing debt at significant discounts to par during the crisis, accessing the capital markets at opportune times, and buying back stock at attractive valuations. We support these actions and believe the stock continues to trade at a meaningful discount to our estimate of net asset value.

Popular, the largest bank in Puerto Rico, has also been in the Fund for several years and was a top positive contributor in 2014. Sentiment shifted in 2015 as the fiscal situation in Puerto Rico grabbed headlines. Though Popular’s direct exposure to the government is immaterial, the constant drumbeat of negative press created a significant headwind. The return of meaningful economic growth to Puerto Rico has never been central to our thesis for Popular. They have the dominant position in the market, an attractive valuation, and an enormous excess capital position that we believe will be returned to shareholders eventually. We see significant value in their shares as steps are taken to resolve the fiscal situation of the Commonwealth.

Franklin Resources is one of the largest asset management firms in the world, with strong franchises across asset classes and a robust distribution network. While long-term performance numbers remain strong, they have suffered short-term setbacks, particularly in their large global bond complex, leading to outflows. Management has run the business very conservatively and currently has over $9 billion in cash on the balance sheet. While much of this is overseas cash, management has indicated a more constructive stance by stepping up their share buybacks. We like to buy shares of good franchises at single digit multiples, especially in industries like asset management that have high returns on capital.

Fortress Investment Group suffered both from company-specific negative sentiment as well as that directed toward alternative asset managers in general based on fears of dwindling incentive fees and capital markets disruption. Specific to Fortress, there was widespread media coverage of the poor performance and eventual closing of their Macro hedge fund. Despite representing less than 2.5% of their $74 billion in assets, it was often referenced as their “flagship” fund. As part of the wind-down of the Macro fund, the company repurchased more than 12% of the shares outstanding from the retiring principal. After accounting for the

28	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund

imbedded value of the cash and investments on their balance sheet, the shares are currently trading at less than 5x distributable earnings from management fees, ignoring any future incentive fees and/or value creation from their more than $8 billion in dry powder.

Lastly, Nationstar Mortgage Holdings, the largest non-bank mortgage servicer, was our most challenging position. The sell-off began after a poor fundamental first quarter. Management is now laser focused on execution and improving the profitability of their core servicing operation. Also, in late November, the CEO of their Xome subsidiary resigned unexpectedly, which was viewed as a setback. We believe the continued decline late in 2015 was also fueled by tax loss selling that was exacerbated by a limited float due to Fortress owning 60% of the shares. Management and the board responded with a $150 million share buyback program in December, which could repurchase more than 12% of the shares outstanding at prices we view as very attractive. We have continued to add to our position and believe the shares are trading well below liquidation value.

Results elsewhere in the portfolio were quite positive. For example, payment processor Vantiv continued to produce strong fundamental results throughout the year and was our largest positive contributor. After a tough proxy contest, Willis Group was able to complete the merger with Towers Watson, which we believe will create meaningful value for shareholders. Additionally, First Republic bank provided significant positive returns to the Fund as the fundamentals of their niche franchise serving urban/coastal/wealthy clients continues to outperform peers.

On the short side, we maintained modest exposure, and our stock selection was mixed in 2015. As a result, the short portfolio ended up being only a very small detractor from the portfolio’s overall return. As a reminder, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio as well as the ability to utilize short selling. We intend to use our short positions as a way to enhance the performance of the Fund over time, not simply as a “hedge” to mitigate our long exposure or volatility. Our short exposure will typically be much smaller than our long exposure, and therefore, we will have fewer and generally smaller positions.

After U.S. equity markets muddled along in 2015, the sell-off late in the year and early in 2016 improved the prospects of future returns and we continue to believe the financials sector is likely to perform well relative to other sectors of the market. The primary industries within the sector are positioned for reasonable growth, which should drive modestly rising earnings and increased return of excess capital to shareholders.

We would like to thank our shareholders for your continued support of the Fund.

Chris Bingaman, CFA Portfolio Manager	Austin Hawley, CFA Portfolio Manager	John Loesch, CFA Portfolio Manager

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	29

Diamond Hill Financial Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	8/1/1997	-4.67%	12.19%	9.14%	1.82%	1.85%
Class C Shares	6/3/1999	-5.37	11.37	8.33	1.04	2.60
Class I Shares	12/31/2006	-4.40	12.49	9.42	2.13	1.56
BENCHMARK
Russell 3000 Financials Index		0.68	15.58	11.48	1.53	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	8/1/1997	-9.43	10.28	8.02	1.30	1.85
Class C Shares	6/3/1999	-6.31	11.37	8.33	1.04	2.60

*	Reflects the expense ratio as reported in the Prospectus dated February 26, 2016.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund Class I(A) and Russell 3000 Financials Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Financials Index (“Index”). The Index consists of Russell 3000 companies involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments and real estate, including REITS. The Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class I shares prior to its inception is based on the performance of Class A shares. Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit
www.diamond-hill.com.

30	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Strategic Income Fund

2015 Portfolio Commentary

The Diamond Hill Strategic Income Fund generated a 1.49% return (Class I) in 2015 compared to a negative 1.37% return for the Bank of America Merrill Lynch U.S. Corporate & High Yield Index. For the trailing five years, the Fund generated an annualized return of 4.87% compared to 4.61% for the benchmark.

The high yield portion of the U.S. corporate bond market, as represented by the Bank of America Merrill Lynch U.S. High Yield Index, has been down for five of the last six quarters. Since June 30, 2014, the High Yield Index generated a negative 7.47% return. We are pleased that the Fund was able to generate a positive return of 1.04% for those same six quarters.

A litany of interrelated factors — diverging monetary policy, strong dollar, weak China and Brazil, cratering commodity prices, concerns about access to capital for the most highly leveraged companies — has pressured the high yield market since the middle of 2014. There has also been consternation about illiquidity in the bond market for several years. These issues came to a head in December 2015 when a distressed debt mutual fund, masquerading as a high yield credit mutual fund, put up a gate preventing shareholders from redeeming under normal procedures.

An important part of the Strategic Income Fund’s strategy is to provide liquidity to an illiquid market when the compensation for doing so is attractive. Thus, we want to be in a strong position to buy corporate bonds when others are forced sellers. We also want to hold up well in difficult markets and generate good risk-adjusted returns over complete market cycles. The following are the questions that we would ask when evaluating the liquidity risk of a high yield mutual fund:

First, how does the volatility of the fund compare to its peer group? While our Fund is unique and not a pure high yield fund, it has been categorized as a high yield fund. The volatility of the Fund has been substantially lower than that of the average fund in the high yield category.

Second, how does the yield compare to a high yield benchmark index? The Fund’s yield-to-worst was just below 7% at year-end, compared to 8.76% for the High Yield Index.

Third, what is the average dollar price of the bonds in the fund compared to the index? The Strategic Income Fund’s average dollar price was 96 at year-end, compared to 89 for the High Yield Index. An average dollar price much lower than the index may indicate higher credit risk and lower liquidity.

Fourth, what percentage of the fund is in non-rated bonds or bonds rated CCC and below compared to the index? What is the weighted-average yield-to-worst of that portion of the fund compared to the index? Less than 8% of the Strategic Income Fund’s holdings were in this category at year-end, compared to about 11% for the High Yield Index. The yield-to-worst of the Fund’s holdings in this category is a little over 13% compared to almost 18% for the High Yield Index. The Fund typically does not invest more than 10% in securities rated at or below Caa1 by Moody’s, CCC+ by Standard & Poor’s, and CCC+ by Fitch at the time of purchase.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	31

Diamond Hill Strategic Income Fund

Fifth, what percentage of each bond does the fund hold? Being prudent with capacity is especially important in the high yield bond market, yet the market is dominated by huge players. Currently, our Fund does not own more than 5% of any bond. When estimating how large our high yield bond strategies could get before closing, we are comfortable owning 5% of any bond but generally want to stay under 10%.

Sixth, what percentage of the strategy is in securities that are classified as illiquid in the fund’s financial statements? Less than one-half of one percent of the Strategic Income Fund’s portfolio is classified as illiquid.

Seventh, how have the managers of the fund performed during difficult markets? The yield-to-worst of our Fund ended the year at 6.76%. This compares to a yield-to-worst of 3.18% on June 30, 2014. Over that 18-month period, the Fund’s yield-to-worst increased 358 basis points while generating a positive total return of 1.04%. By way of comparison, the yield-to-worst of the High Yield Index was 5.01% on June 30, 2014 and 8.76% at the end of 2015. Over the same period of time, the yield-to-worst of the High Yield Index increased 375 basis points, but the index suffered a negative total return of 7.47%.

We believe that our unique and durable competitive advantages include: we don’t manage against a benchmark; we have a deep and talented Diamond Hill research team; we have the flexibility to be nimble in the secondary market and selective in the new issue market; the Fund is concentrated in our best ideas; and we have patient shareholders who share our long-term time horizon. These advantages have allowed us to hold up over the last 18 months and positioned us well to achieve our absolute return goals: 1) inflation plus 3%; and 2) 7% nominal — each measured over rolling five-year periods. Our goal is to achieve these objectives while minimizing the risk of downside volatility over longer time periods.

Thank you for your continued support.

Bill Zox, CFA Portfolio Manager	John McClain Portfolio Manager

32	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Strategic Income Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	9/30/2002	1.19%	2.79%	4.59%	5.31%	0.94%
Class C Shares	9/30/2002	0.44	2.01	3.82	4.53	1.69
Class I Shares	1/31/2005	1.49	3.05	4.87	5.66	0.65
Class Y Shares	12/30/2011	1.60	3.22	4.92	5.47	0.55
BENCHMARK
BofA Merrill Lynch U.S. Corporate & High Yield Index		-1.37	1.75	4.61	5.58	—
Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium		0.73	1.00	1.53	1.86	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	9/30/2002	-2.38	1.57	3.86	4.93	0.94
Class C Shares	9/30/2002	-0.52	2.01	3.82	4.53	1.69

*	Reflects the expense ratio as reported in the Prospectus dated February 26, 2016.

**	The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 3.50% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Strategic Income Fund Class I(A), BofA Merrill Lynch U.S. Corporate & High Yield Index, and Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the BofA Merrill Lynch U.S. Corporate & High Yield Index and the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI) plus 3% risk premium. The BofA Merrill Lynch U.S. Corporate & High Yield Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is increased by a 3 percent risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation. All indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit
www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	33

Diamond Hill Small Cap Fund

Schedule of Investments

December 31, 2015

	Shares	Fair Value

Common Stocks — 79.9%
Consumer Discretionary — 8.2%
Aaron’s, Inc.	739,285	$16,552,591
Callaway Golf Co.	375,583	3,537,992
Carter’s, Inc.	126,105	11,227,128
Global Sources Ltd.*	365,181	2,848,412
Hillenbrand, Inc.	444,955	13,184,017
Horizon Global Corp.*	171,140	1,774,722
Live Nation Entertainment, Inc.*^	1,278,180	31,404,883
Tenneco, Inc.*	494,775	22,715,120
Vail Resorts, Inc.	258,105	33,034,858
		136,279,723

Consumer Staples — 5.4%
B&G Foods, Inc.^	724,040	25,355,880
Edgewell Personal Care Co.	158,880	12,451,426
Energizer Holdings, Inc.	129,105	4,397,316
Flowers Foods, Inc.^	1,136,289	24,418,851
Post Holdings, Inc.*	372,670	22,993,739
		89,617,212

Energy — 2.8%
Carrizo Oil & Gas, Inc.*^	141,561	4,187,374
Cimarex Energy Co.	322,910	28,861,697
Contango Oil & Gas Co.*^	368,437	2,361,681
Noble Energy, Inc.	161,642	5,322,871
Southwestern Energy Co.*^	177,485	1,261,918
Whiting Petroleum Corp.*^	427,635	4,036,874
		46,032,415

Financials — 27.7%
Alleghany Corp.*	36,757	17,567,273
American Equity Investment Life Holding Co.^	267,005	6,416,130
Assured Guaranty Ltd.	335,697	8,872,472
BankUnited, Inc.	781,280	28,172,957
BOK Financial Corp.^	186,835	11,170,865
Brown & Brown, Inc.	1,334,470	42,836,486
Colony Capital, Inc., Class A	686,080	13,364,838
Endurance Specialty Holdings Ltd.	331,645	21,221,964
Enstar Group Ltd.*	213,307	32,004,582
First Horizon National Corp.^	704,395	10,227,815

	Shares	Fair Value

Financials — 27.7% continued
First Niagara Financial Group, Inc.	658,720	$7,147,112
First of Long Island Corp., The^	265,980	7,979,400
Fortress Investment Group LLC, Class A	2,766,755	14,082,783
Greenlight Capital Re Ltd., Class A*^	185,365	3,468,179
iStar Financial, Inc. REIT*^	3,417,105	40,082,642
Mid-America Apartment Communities, Inc. REIT^	177,749	16,141,386
National Penn Bancshares, Inc.	725,250	8,942,333
Nationstar Mortgage Holdings, Inc.*^	780,925	10,440,967
Navigators Group, Inc.*	556,258	47,721,373
Popular, Inc.^	1,277,883	36,215,205
ProAssurance Corp.	424,690	20,610,206
Reinsurance Group of America	127,270	10,887,949
State Bank Financial Corp.^	342,875	7,210,661
Sterling Bancorp	709,860	11,513,929
Tanger Factory Outlet Center, Inc.	356,555	11,659,349
Winthrop Realty Trust REIT^	884,650	11,473,911
		457,432,767

Health Care — 8.8%
Alere, Inc.*	1,167,510	45,637,966
BioScrip, Inc.*^	2,273,417	3,978,480
Concordia Healthcare Corp.	810,415	33,089,244
Greatbatch, Inc.*^	316,050	16,592,625
LifePoint Hospitals, Inc.*	180,425	13,243,195
Natus Medical, Inc.*^	471,375	22,649,569
Universal American Financial Corp.^	1,455,156	10,186,092
		145,377,171

Industrials — 16.3%
Aircastle Ltd.^	1,409,955	29,453,960
Alaska Air Group, Inc.	238,560	19,206,466
Avis Budget Group, Inc.*^	1,635,460	59,350,844
Brink’s Co., The	265,460	7,661,176
Colfax Corp.*^	422,385	9,862,690
Corrections Corp. of America^	628,463	16,647,985

34	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Small Cap Fund

Schedule of Investments (Continued)

December 31, 2015

	Shares	Fair Value

Common Stocks — 79.9% continued
Industrials — 16.3% continued
Hub Group, Inc., Class A*	906,855	$29,880,872
Hyster-Yale Materials Handling, Inc.	221,165	11,600,104
Kennametal, Inc.^	304,400	5,844,480
Kirby Corp.*	268,195	14,112,421
SPX FLOW, Inc.*	422,035	11,778,997
Toro Co., The	188,380	13,764,926
TriMas Corp.*^	427,850	7,979,403
Trinity Industries, Inc.^	1,331,500	31,982,629
		269,126,953

Information Technology — 7.4%
Anixter International, Inc.*	169,765	10,252,108
Broadridge Financial Solutions, Inc.	476,525	25,603,688
CommScope Holding, Inc.*	925,575	23,963,137
CSG Systems International, Inc.^	234,697	8,444,398
DST Systems, Inc.	421,130	48,034,088
Rovi Corp.*^	361,885	6,029,004
		122,326,423

Utilities — 3.3%
Cleco Corp.	205,390	10,723,412
ITC Holdings Corp.	494,268	19,400,019
UGI Corp.	740,970	25,015,147
		55,138,578

Total Common Stocks		$1,321,331,242

Registered Investment Companies — 31.0%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.24%S	340,000,466	340,000,466
State Street Navigator Securities Lending Prime Portfolio, 0.31%†S	173,063,700	173,063,700

Total Registered Investment Companies		$513,064,166

Total Investment Securities — 110.9%
(Cost $1,616,017,223)**		$1,834,395,408

Shares	Fair Value

Net Other Assets (Liabilities) — (10.9)%	$(179,735,742)

Net Assets — 100.0%	$1,654,659,666

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2015 was $168,281,666.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2015.
S	Rate represents the daily yield on December 31, 2015.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	35

Diamond Hill Small-Mid Cap Fund

Schedule of Investments

December 31, 2015

	Shares	Fair Value

Common Stocks — 91.0%
Consumer Discretionary — 14.8%
Aaron’s, Inc.	866,582	$19,402,771
BorgWarner, Inc.	836,097	36,144,474
Goodyear Tire & Rubber Co., The	522,514	17,070,532
Jarden Corp.*^	750,541	42,870,902
NVR, Inc.*^	5,056	8,307,008
Staples, Inc.	2,060,486	19,512,802
TEGNA, Inc.	1,143,227	29,175,153
Whirlpool Corp.	129,732	19,053,739
		191,537,381

Consumer Staples — 10.4%
B&G Foods, Inc.^	687,985	24,093,235
Coty, Inc.^	318,961	8,174,970
Edgewell Personal Care Co.	104,471	8,187,392
Energizer Holdings, Inc.	116,775	3,977,357
Flowers Foods, Inc.^	1,252,332	26,912,615
Molson Coors Brewing Co., Class B^	323,621	30,394,484
Post Holdings, Inc.*	534,945	33,006,106
		134,746,159

Energy — 3.4%
Cimarex Energy Co.	400,743	35,818,409
Energen Corp.^	190,211	7,796,749
		43,615,158

Financials — 27.9%
BankUnited, Inc.	775,024	27,947,365
BOK Financial Corp.^	287,414	17,184,483
Brown & Brown, Inc.	1,129,450	36,255,346
Colony Capital, Inc., Class A^	336,521	6,555,429
Endurance Specialty Holdings Ltd.	317,468	20,314,777
Enstar Group Ltd.*	40,148	6,023,806
First Horizon National Corp.^	1,085,038	15,754,752
First Republic Bank	373,720	24,687,943
Infinity Property & Casualty Corp.	78,900	6,487,947
iStar Financial, Inc. REIT*^	1,510,068	17,713,098
Mid-America Apartment Communities, Inc. REIT^	155,555	14,125,950
National Penn Bancshares, Inc.	1,083,535	13,359,987

	Shares	Fair Value

Financials — 27.9% continued
Nationstar Mortgage Holdings, Inc.*^	1,803,133	$24,107,888
Navigators Group, Inc.*	161,665	13,869,240
Popular, Inc.	727,974	20,630,783
Reinsurance Group of America	116,808	9,992,924
Willis Group Holdings plc	1,511,030	73,390,728
XL Group plc^	339,971	13,320,064
		361,722,510

Health Care — 8.9%
Boston Scientific Corp.*	2,654,306	48,945,403
LifePoint Hospitals, Inc.*	491,586	36,082,412
Orthofix International NV*	520,620	20,413,510
Universal American Financial Corp.^	1,474,662	10,322,634
		115,763,959

Industrials — 11.7%
Aircastle Ltd.^	548,415	11,456,389
Brink’s Co., The	320,424	9,247,437
Colfax Corp.*^	1,192,367	27,841,768
Corrections Corp. of America^	329,112	8,718,177
Dover Corp.	270,449	16,581,228
Hub Group, Inc., Class A*	969,884	31,957,678
Kennametal, Inc.^	433,981	8,332,435
Kirby Corp.*	300,845	15,830,464
Knowles Corp.*^	385,824	5,143,034
Parker Hannifin Corp.^	72,370	7,018,443
SPX FLOW, Inc.*	331,361	9,248,286
		151,375,339

Information Technology — 9.2%
Anixter International, Inc.*	226,476	13,676,886
Broadridge Financial Solutions, Inc.	133,393	7,167,206
CommScope Holding, Inc.*	494,770	12,809,595
CSG Systems International, Inc.^	257,604	9,268,592
Juniper Networks, Inc.	934,744	25,798,935
Keysight Technologies, Inc.*	331,941	9,403,888
Linear Technology Corp.	519,910	22,080,578
Vantiv, Inc., Class A*	402,939	19,107,367
		119,313,047

36	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Small-Mid Cap Fund

Schedule of Investments (Continued)

December 31, 2015

Diamond Hill Mid Cap Fund

Schedule of Investments

December 31, 2015

	Shares	Fair Value

Common Stocks — 91.0% continued
Materials — 1.4%
Axalta Coating Systems Ltd.*^	683,826	$18,223,963

Utilities — 3.3%
Cleco Corp.	46,330	2,418,889
ITC Holdings Corp.	414,035	16,250,874
UGI Corp.^	712,586	24,056,903
		42,726,666

Total Common Stocks		$1,179,024,182

Registered Investment Companies — 22.0%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.24%S	127,956,351	127,956,351
State Street Navigator Securities Lending Prime Portfolio, 0.31%†S	158,330,851	158,330,851

Total Registered Investment Companies		$286,287,202

Total Investment Securities — 113.0%
(Cost $1,419,637,857)**		$1,465,311,384

Net Other Assets (Liabilities) — (13.0)%		(166,545,329)

Net Assets — 100.0%		$1,298,766,055

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2015 was $154,410,593.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2015.
S	Rate represents the daily yield on December 31, 2015.
**	Represents cost for financial reporting purposes.

PLC – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 92.1%
Consumer Discretionary — 17.4%
Aaron’s, Inc.	10,374	$232,274
BorgWarner, Inc.	11,760	508,385
Dollar General Corp.	2,463	177,016
Goodyear Tire & Rubber Co., The	7,630	249,272
Jarden Corp.*^	10,287	587,593
NVR, Inc.*^	65	106,795
Staples, Inc.^	23,405	221,645
TEGNA, Inc.^	13,450	343,244
VF Corp.	4,495	279,814
Whirlpool Corp.	3,551	521,535
		3,227,573

Consumer Staples — 12.0%
B&G Foods, Inc.^	8,485	297,145
Coty, Inc.^	5,175	132,635
Edgewell Personal Care Co.	1,295	101,489
Energizer Holdings, Inc.	1,295	44,108
Flowers Foods, Inc.^	17,961	385,982
Molson Coors Brewing Co., Class B^	4,837	454,291
Post Holdings, Inc.*^	7,460	460,282
Sysco Corp.	8,575	351,575
		2,227,507

Energy — 3.3%
Cimarex Energy Co.	5,628	503,030
Energen Corp.^	2,525	103,500
		606,530

Financials — 29.4%
BankUnited, Inc.	8,915	321,475
BOK Financial Corp.^	3,640	217,636
Brown & Brown, Inc.^	14,670	470,907
Endurance Specialty Holdings Ltd.	3,465	221,725
Enstar Group Ltd.*^	1,085	162,793
First Horizon National Corp.^	14,805	214,969
First Republic Bank^	5,175	341,860
Franklin Resources, Inc.^	7,585	279,280
Loews Corp.	13,890	533,376
Mid-America Apartment Communities, Inc. REIT^	2,106	191,246
National Penn Bancshares, Inc.^	18,663	230,115
Nationstar Mortgage Holdings, Inc.*^	22,831	305,250
Popular, Inc.	9,881	280,028

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	37

Diamond Hill Mid Cap Fund

Schedule of Investments (Continued)

December 31, 2015

	Shares	Fair Value

Common Stocks — 92.1% continued
Financials — 29.4% continued
Reinsurance Group of America	1,384	$118,401
SunTrust Banks, Inc.	6,692	286,685
Willis Group Holdings plc	21,682	1,053,096
XL Group plc	5,741	224,932
		5,453,774

Health Care — 7.7%
Boston Scientific Corp.*	45,928	846,912
ENDO International plc*^	2,000	122,440
LifePoint Hospitals, Inc.*^	6,395	469,393
		1,438,745

Industrials — 9.8%
Colfax Corp.*	14,135	330,052
Corrections Corp. of America^	5,457	144,556
Deere & Co.^	3,595	274,191
Dover Corp.^	3,700	226,847
Hub Group, Inc., Class A*^	9,445	311,213
Kirby Corp.*	4,070	214,163
Parker Hannifin Corp.^	3,316	321,586
		1,822,608

Information Technology — 7.4%
Broadridge Financial Solutions, Inc.	2,530	135,937
CommScope Holding, Inc.*^	6,825	176,699
Juniper Networks, Inc.^	13,636	376,353
Keysight Technologies, Inc.*	4,360	123,519
Linear Technology Corp.^	6,770	287,522
Vantiv, Inc., Class A*	5,885	279,067
		1,379,097

Materials — 2.2%
Axalta Coating Systems Ltd.*^	8,695	231,721
Eastman Chemical Co.^	2,560	172,826
		404,547

Utilities — 2.9%
ITC Holdings Corp.	5,849	229,573
UGI Corp.^	9,169	309,546
		539,119

Total Common Stocks		$17,099,500

	Shares	Fair Value

Registered Investment Companies — 37.1%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.24%S	1,516,473	$1,516,473
State Street Navigator Securities Lending Prime Portfolio, 0.31%†S	5,381,516	5,381,516

Total Registered Investment Companies		$6,897,989

Total Investment Securities — 129.2%
(Cost $23,154,282)**		$23,997,489

Net Other Assets (Liabilities) — (29.2)%		(5,424,015)

Net Assets — 100.0%		$18,573,474

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2015 was $5,257,506.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2015.
S	Rate represents the daily yield on December 31, 2015.
**	Represents cost for financial reporting purposes.

PLC – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

38	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

Schedule of Investments

December 31, 2015

	Shares	Fair Value

Common Stocks — 98.7%
Consumer Discretionary — 16.4%
BorgWarner, Inc.	1,633,945	$70,635,442
Charter Communications, Inc., Class A*^	99,770	18,267,887
Comcast Corp., Class A	1,158,555	65,377,258
Goodyear Tire & Rubber Co., The	1,272,230	41,563,754
TEGNA, Inc.^	1,774,710	45,290,599
TJX Cos., Inc., The	1,281,660	90,882,511
Twenty-First Century Fox, Inc.	1,665,055	45,339,448
VF Corp.	999,895	62,243,464
Walt Disney Co., The	615,890	64,717,721
Whirlpool Corp.	418,070	61,401,941
		565,720,025

Consumer Staples — 10.5%
Kimberly-Clark Corp.	704,030	89,623,019
Philip Morris International	604,275	53,121,815
Procter & Gamble Co., The	1,462,001	116,097,500
Sysco Corp.	2,507,269	102,798,029
		361,640,363

Energy — 3.4%
Cimarex Energy Co.	681,445	60,907,554
EOG Resources, Inc.	808,126	57,207,240
		118,114,794

Financials — 26.7%
American International Group, Inc.	1,845,246	114,349,895
Capital One Financial Corp.	1,111,135	80,201,724
Citigroup, Inc.	2,177,780	112,700,115
Franklin Resources, Inc.	1,229,425	45,267,429
JPMorgan Chase & Co.	1,606,903	106,103,805
Loews Corp.	1,150,105	44,164,032
Marsh & McLennan Cos., Inc.	1,392,835	77,232,701
MetLife, Inc.	1,725,935	83,207,326
Morgan Stanley	3,217,410	102,345,812
PNC Financial Services Group, Inc.	448,975	42,791,807
Progressive Corp.	2,127,515	67,654,977
Wells Fargo & Co.	829,026	45,065,853
		921,085,476

	Shares	Fair Value

Health Care — 16.2%
Abbott Laboratories	2,502,125	$112,370,433
Baxalta, Inc.	992,855	38,751,131
Boston Scientific Corp.*	5,166,675	95,273,487
Express Scripts Holding Co.*	692,850	60,562,019
Medtronic plc	1,315,627	101,198,028
Pfizer, Inc.	3,420,967	110,428,815
Stryker Corp.	435,405	40,466,541
		559,050,454

Industrials — 8.0%
Illinois Tool Works, Inc.	669,004	62,003,291
Parker Hannifin Corp.^	577,399	55,996,155
United Parcel Service, Inc.	441,853	42,519,514
United Technologies Corp.	1,205,457	115,808,254
		276,327,214

Information Technology — 15.2%
Alphabet, Inc., Class A*	117,669	91,547,659
Apple Computer, Inc.	741,442	78,044,185
Cisco Systems, Inc.	3,543,363	96,220,022
International Business Machines Corp.	361,340	49,727,611
Juniper Networks, Inc.	1,466,035	40,462,566
Linear Technology Corp.	1,102,050	46,804,064
Microsoft Corp.	1,282,480	71,151,990
Vantiv, Inc., Class A*	1,016,410	48,198,162
		522,156,259

Materials — 2.3%
Eastman Chemical Co.	458,485	30,952,322
Praxair, Inc.	477,612	48,907,469
		79,859,791

Total Common Stocks		$3,403,954,376

Registered Investment Companies — 2.2%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.24%S	51,977,047	51,977,047

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	39

Diamond Hill Large Cap Fund

Schedule of Investments (Continued)

December 31, 2015

Diamond Hill Select Fund

Schedule of Investments

December 31, 2015

	Shares	Fair Value

Registered Investment Companies — 2.2% continued
State Street Navigator Securities Lending Prime Portfolio, 0.31%†S	22,216,363	$22,216,363

Total Registered Investment Companies		$74,193,410

Total Investment Securities — 100.9%
(Cost $2,837,667,536)**		$3,478,147,786

Net Other Assets (Liabilities) — (0.9)%		(37,734,942)

Net Assets — 100.0%		$3,440,412,844

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2015 was $21,728,282.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2015.
S	Rate represents the daily yield on December 31, 2015.
**	Represents cost for financial reporting purposes.

PLC – Public Limited Company

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 97.3%
Consumer Discretionary — 18.4%
BorgWarner, Inc.^	113,955	$4,926,275
Jarden Corp.*^	66,784	3,814,702
Liberty Global plc, Class A*	95,870	4,061,053
TJX Cos., Inc., The	44,177	3,132,591
Twenty-First Century Fox, Inc.^	215,948	5,880,264
Whirlpool Corp.	41,016	6,024,020
		27,838,905

Consumer Staples — 3.0%
Post Holdings, Inc.*^	73,211	4,517,119

Energy — 1.7%
Cimarex Energy Co.	29,253	2,614,633

Financials — 33.9%
BankUnited, Inc.	82,350	2,969,541
Berkshire Hathaway, Inc., Class B*	28,495	3,762,480
Brown & Brown, Inc.^	106,011	3,402,953
Citigroup, Inc.	80,458	4,163,702
Franklin Resources, Inc.^	164,363	6,051,846
iStar Financial, Inc. REIT*^	194,302	2,279,162
Loews Corp.	118,633	4,555,507
MetLife, Inc.	96,502	4,652,361
Nationstar Mortgage Holdings, Inc.*^	526,380	7,037,701
Popular, Inc.^	107,892	3,057,659
Willis Group Holdings plc	190,573	9,256,131
		51,189,043

Health Care — 12.0%
Allergan plc*	14,945	4,670,313
LifePoint Hospitals, Inc.*^	76,691	5,629,119
Valeant Pharmaceuticals International, Inc.*	76,663	7,792,794
		18,092,226

Industrials — 17.1%
Colfax Corp.*^	278,818	6,510,399
Deere & Co.^	60,410	4,607,471
Hub Group, Inc., Class A*	205,211	6,761,702
Parker Hannifin Corp.^	42,125	4,085,283
United Technologies Corp.	40,779	3,917,639
		25,882,494

40	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Select Fund

Schedule of Investments (Continued)

December 31, 2015

Diamond Hill Long-Short Fund

Schedule of Investments

December 31, 2015

	Shares	Fair Value

Common Stocks — 97.3% continued
Information Technology — 11.2%
Alphabet, Inc., Class A*	5,630	$4,380,196
Alphabet, Inc., Class C*	1,845	1,400,134
Apple Computer, Inc.	61,459	6,469,174
Linear Technology Corp.^	51,650	2,193,576
Vantiv, Inc., Class A*	53,603	2,541,854
		16,984,934

Total Common Stocks		$147,119,354

Registered Investment Companies — 26.6%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.24%S	3,978,759	3,978,759
State Street Navigator Securities Lending Prime Portfolio, 0.31%†S	36,200,105	36,200,105

Total Registered Investment Companies		$40,178,864

Total Investment Securities — 123.9%
(Cost $185,827,992)**		$187,298,218

Net Other Assets (Liabilities) — (23.9)%		(36,526,766)

Net Assets — 100.0%		$150,771,452

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2015 was $35,333,834.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2015.
S	Rate represents the daily yield on December 31, 2015.
**	Represents cost for financial reporting purposes.

PLC – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 82.9%
Consumer Discretionary — 18.8%
BorgWarner, Inc.^	2,039,725	$88,177,312
Comcast Corp., Class A^	1,082,305	61,074,471
Goodyear Tire & Rubber Co., The	1,327,755	43,377,756
Jarden Corp.*	2,375,525	135,689,986
TEGNA, Inc.^	2,394,445	61,106,236
TJX Cos., Inc., The	1,136,540	80,592,052
Twenty-First Century Fox, Inc.	4,234,450	115,304,075
VF Corp.^	1,063,055	66,175,174
Walt Disney Co., The^	629,081	66,103,831
Whirlpool Corp.	756,915	111,168,106
		828,768,999

Consumer Staples — 4.5%
Kimberly-Clark Corp.^	517,385	65,863,111
Procter & Gamble Co., The^	963,200	76,487,712
Sysco Corp.^	1,356,982	55,636,262
		197,987,085

Energy — 3.3%
Cimarex Energy Co.^	938,289	83,864,271
Devon Energy Corp.^	328,508	10,512,256
EOG Resources, Inc.^	748,927	53,016,542
		147,393,069

Financials — 26.3%
Berkshire Hathaway, Inc., Class B*	387,400	51,152,296
Brown & Brown, Inc.^	1,827,400	58,659,540
Capital One Financial Corp.^	1,564,610	112,933,550
Citigroup, Inc.^	2,998,504	155,172,581
Franklin Resources, Inc.^	2,595,170	95,554,159
JPMorgan Chase & Co.^	1,164,020	76,860,241
Loews Corp.^	1,980,525	76,052,160
MetLife, Inc.	2,424,199	116,870,634
Morgan Stanley	2,400,825	76,370,243
PNC Financial Services Group, Inc.^	299,370	28,532,955
Popular, Inc.^	3,687,842	104,513,442
Prudential Financial, Inc.^	625,998	50,962,497
Wells Fargo & Co.	171,302	9,311,977
Willis Group Holdings plc	3,038,245	147,567,559
		1,160,513,834

Health Care — 10.0%
Abbott Laboratories^	2,933,510	131,743,935
Alere, Inc.*^	1,003,095	39,210,984

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	41

Diamond Hill Long-Short Fund

Schedule of Investments (Continued)

December 31, 2015

	Shares	Fair Value

Health Care — 10.0% continued
Baxalta, Inc.	1,259,956	$49,176,083
Boston Scientific Corp.*^	3,565,453	65,746,953
Medtronic plc^	693,597	53,351,481
Pfizer, Inc.^	3,242,310	104,661,766
		443,891,202

Industrials — 8.2%
Colfax Corp.*^	2,292,520	53,530,342
Deere & Co.^	592,350	45,178,535
Dover Corp.^	160,390	9,833,511
Illinois Tool Works, Inc.^	653,305	60,548,307
Parker Hannifin Corp.^	874,130	84,773,128
United Technologies Corp.^	1,130,190	108,577,353
		362,441,176

Information Technology — 11.8%
Alphabet, Inc., Class A*	152,975	119,016,080
Apple Computer, Inc.^	976,961	102,834,915
Cisco Systems, Inc.^	3,058,370	83,050,037
International Business Machines Corp.^	485,540	66,820,015
Juniper Networks, Inc.^	1,371,715	37,859,334
Microsoft Corp.	908,009	50,376,339
Vantiv, Inc., Class A*^	1,285,230	60,945,607
		520,902,327

Total Common Stocks		$3,661,897,692

Registered Investment Companies — 35.9%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.24%S	712,734,898	$712,734,898
State Street Navigator Securities Lending Prime Portfolio, 0.31%†S	869,849,277	869,849,277

Total Registered Investment Companies		$1,582,584,175

Shares	Fair Value

Total Investment Securities — 118.8%
Cost ($4,671,826,492)**	$5,244,481,867

Segregated Cash With Custodian — 19.6%	866,200,205

Securities Sold Short — (22.0)%
(Proceeds $910,148,607)	(968,197,388)

Net Other Assets (Liabilities) — (16.4)%	(729,781,697)

Net Assets — 100.0%	$4,412,702,987

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2015 was $850,920,868.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2015.
S	Rate represents the daily yield on December 31, 2015.
**	Represents cost for financial reporting purposes.

PLC – Public Limited Company

See accompanying Notes to Financial Statements

42	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

Schedule of Investments Sold Short

December 31, 2015

	Shares	Fair Value

Common Stocks — 22.0%
Consumer Discretionary — 4.9%
American Eagle Outfitters, Inc.	606,290	$9,397,495
Best Buy Co., Inc.	1,774,745	54,040,985
Brunswick Corp.	581,595	29,376,364
Grand Canyon Education, Inc.*	665,870	26,714,704
New York Times Co., The, Class A	1,462,880	19,631,850
Polaris Industries, Inc.	179,895	15,461,975
Tractor Supply Co.	490,773	41,961,092
Under Armour, Inc., Class A*	226,585	18,265,017
		214,849,482

Consumer Staples — 2.8%
Campbell Soup Co.	1,034,270	54,350,887
Colgate-Palmolive Co.	296,700	19,766,154
ConAgra Foods, Inc.	334,680	14,110,109
Kellogg Co.	465,445	33,637,710
		121,864,860

Energy — 0.4%
BP plc	512,435	16,018,718

Financials — 4.6%
BancorpSouth, Inc.	405,920	9,738,021
Cincinnati Financial Corp.	1,228,365	72,682,356
First American Financial Corp.	947,675	34,021,533
Hanover Insurance Group, Inc.	468,830	38,134,632
Mercury General Corp.	386,430	17,996,045
Selective Insurance Group, Inc.	980,850	32,936,943
		205,509,530

Health Care — 2.7%
Abbvie, Inc.	410,585	24,323,055
Celgene Corp.*	266,660	31,935,202
DENTSPLY International, Inc.	351,075	21,362,914
IDEXX Laboratories, Inc.*	281,355	20,516,407
Myriad Genetics, Inc.*	488,550	21,085,818
		119,223,396

Industrials — 0.2%
JetBlue Airways Corp.*	402,270	9,111,416

Information Technology — 1.9%
Arista Networks, Inc.*	288,375	22,447,110

	Shares	Fair Value

Information Technology — 1.9% continued
LogMeIn, Inc.*	413,510	$27,746,521
NETGEAR, Inc.*	309,215	12,959,201
Western Union Co.	1,183,700	21,200,067
		84,352,899

Telecommunication Services — 1.2%
AT&T, Inc.	652,645	22,457,514
Level 3 Communications, Inc.*	563,590	30,636,753
		53,094,267

Utilities — 0.3%
Consolidated Edison, Inc.	193,650	12,445,886

Total Common Stocks		$836,470,454

Registered Investment Company — 3.0%
Industrials — 3.0%
Industrial Select Sector SPDR Fund 2.10%	2,484,945	131,726,934

Total Securities Sold Short — 22.0%
(Proceeds $910,148,607)		$968,197,388

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2015.

PLC – Public Limited Company

SPDR – Standard & Poor’s Depositary Receipt

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	43

Diamond Hill Research Opportunities Fund

Schedule of Investments

December 31, 2015

	Shares	Fair Value

Common Stocks — 98.2%
Consumer Discretionary — 17.5%
Aaron’s, Inc.	24,000	$537,360
Charter Communications, Inc., Class A*^	1,900	347,890
Dollar General Corp.	4,030	289,636
Jarden Corp.*^	27,400	1,565,089
Liberty Global plc, Class A*^	39,405	1,669,196
TJX Cos., Inc., The	6,426	455,668
Twenty-First Century Fox, Inc.	40,080	1,091,378
Vail Resorts, Inc.	8,800	1,126,312
VF Corp.	12,300	765,675
Whirlpool Corp.	12,430	1,825,594
		9,673,798

Consumer Staples — 6.7%
B&G Foods, Inc.^	22,165	776,218
Post Holdings, Inc.*^	35,028	2,161,227
Tesco plc ADR*	113,030	744,868
		3,682,313

Energy — 0.9%
Cimarex Energy Co.	5,791	517,600

Financials — 13.7%
Fortress Investment Group LLC, Class A	184,471	938,958
Franklin Resources, Inc.^	23,621	869,725
iStar Financial, Inc. REIT*^	68,185	799,810
MetLife, Inc.	22,170	1,068,817
Nationstar Mortgage Holdings, Inc.*	126,284	1,688,416
Popular, Inc.	38,460	1,089,956
Willis Group Holdings plc	22,599	1,097,632
		7,553,314

Health Care — 21.7%
Alere, Inc.*	16,120	630,132
Allergan plc*^	2,625	820,313
BioScrip, Inc.*^	692,399	1,211,698
Concordia Healthcare Corp.	12,750	520,583
ENDO International plc*^	11,350	694,847
Express Scripts Holding Co.*^	4,100	358,381
GlaxoSmithKline plc ADR	63,943	2,580,100
H. Lundbeck A/S (DK)*	16,464	562,266
LifePoint Hospitals, Inc.*	8,795	645,553
Stryker Corp.^	6,395	594,351
Universal American Financial Corp.	66,660	466,620
Valeant Pharmaceuticals International, Inc.*	28,525	2,899,566
		11,984,410

	Shares	Fair Value

Industrials — 15.7%
Aircastle Ltd.^	44,000	$919,160
Colfax Corp.*^	92,925	2,169,798
Emerson Electric Co.	5,190	248,238
Hub Group, Inc., Class A*	108,620	3,579,028
Kirby Corp.*	28,500	1,499,670
SPX FLOW, Inc.*	9,360	261,238
		8,677,132

Information Technology — 21.6%
Alphabet, Inc., Class A*	1,771	1,377,856
Anixter International, Inc.*^	13,970	843,648
Apple Computer, Inc.	6,005	632,086
Cisco Systems, Inc.^	71,398	1,938,812
CommScope Holding, Inc.*^	73,106	1,892,714
CSG Systems International, Inc.^	25,285	909,754
International Business Machines Corp.^	10,692	1,471,433
Keysight Technologies, Inc.*	29,130	825,253
Linear Technology Corp.^	25,442	1,080,523
Microsoft Corp.^	17,710	982,551
		11,954,630

Materials — 0.4%
Axalta Coating Systems Ltd.*	9,050	241,183

Total Common Stocks		$54,284,380

Corporate Bonds — 3.4%
Consumer Discretionary — 0.7%
Laureate Education, Inc., 10.00%, 09/01/19	$650,000	403,000

Telecommunication Services — 2.7%
Frontier Communications Corp., 10.50%, 09/15/22	$1,500,000	1,490,625

Total Corporate Bonds		$1,893,625

Registered Investment Company — 29.0%
State Street Navigator Securities Lending Prime Portfolio, 0.31%†S	15,985,758	15,985,758

Total Registered Investment Companies		$15,985,758

44	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

Schedule of Investments (Continued)

December 31, 2015

Diamond Hill Research Opportunities Fund

Schedule of Investments Sold Short

December 31, 2015

Shares	Fair Value

Total Investment Securities — 130.6%
Cost ($71,169,125)**	$72,163,763

Segregated Cash With Custodian — 20.2%	11,159,004

Securities Sold Short — (20.1)%
(Proceeds $10,603,911)	(11,124,763)

Net Other Assets (Liabilities) — (30.7)%	(16,992,908)

Net Assets — 100.0%	$55,205,096

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2015 was $15,534,005.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2015.
S	Rate represents the daily yield on December 31, 2015.
**	Represents cost for financial reporting purposes.

PLC – Public Limited Company

REIT – Real Estate Investment Trust

ADR – American Depositary Receipt

DK – Danish Security

See accompanying Notes to Financial Statements

	Shares	Fair Value
Common Stocks — 20.1%
Consumer Discretionary — 5.7%
American Eagle Outfitters, Inc.	35,285	$546,918
Best Buy Co., Inc.	43,885	1,336,297
Brunswick Corp.	6,500	328,315
Grand Canyon Education, Inc.*	3,553	142,546
Polaris Industries, Inc.	5,420	465,849
Under Armour, Inc., Class A*	4,400	354,684
		3,174,609
Consumer Staples — 2.1%
Campbell Soup Co.	9,000	472,950
ConAgra Foods, Inc.	6,000	252,960
Kellogg Co.	6,000	433,620
		1,159,530
Financials — 2.3%
BancorpSouth, Inc.	9,960	238,940
Cincinnati Financial Corp.	3,521	208,338
First American Financial Corp.	6,850	245,915
Hanover Insurance Group, Inc.	4,790	389,619
Selective Insurance Group, Inc.	5,153	173,038
		1,255,850
Health Care — 3.8%
Abbvie, Inc.	4,133	244,839
Celgene Corp.*	5,335	638,920
DENTSPLY International, Inc.	7,695	468,241
IDEXX Laboratories, Inc.*	5,840	425,853
Myriad Genetics, Inc.*	7,200	310,752
		2,088,605
Industrials — 1.3%
Boeing Co., The	5,000	722,950
Information Technology — 4.1%
Arista Networks, Inc.*	4,693	365,303
LogMeIn, Inc.*	16,188	1,086,214
NETGEAR, Inc.*	9,183	384,860
Western Union Co.	23,666	423,858
		2,260,235
Telecommunication Services — 0.8%
Level 3 Communications, Inc.*	8,517	462,984

Total Securities Sold Short — 20.1%
(Proceeds $10,603,911)		$11,124,763

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2015.

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	45

Diamond Hill Financial Long-Short Fund

Schedule of Investments

December 31, 2015

	Shares	Fair Value

Common Stocks — 93.7%
Banks, Thrifts & Mortgage Finance — 34.3%
Bank of Marin Bancorp	2,581	$137,825
BOK Financial Corp.^	9,575	572,489
Bridge Bancorp, Inc.	19,225	585,017
Citigroup, Inc.^	35,905	1,858,083
First Horizon National Corp.^	22,985	333,742
First of Long Island Corp., The	15,223	456,690
First Republic Bank^	7,555	499,083
Nationstar Mortgage Holdings, Inc.*	94,770	1,267,075
PNC Financial Services Group, Inc.^	984	93,785
Popular, Inc.^	63,070	1,787,404
State Bank Financial Corp.	25,190	529,746
Sterling Bancorp	17,268	280,087
SunTrust Banks, Inc.	6,237	267,193
SVB Financial Group*	5,175	615,308
Wells Fargo & Co.	2,300	125,028
		9,408,555

Capital Markets — 9.2%
Fortress Investment Group LLC, Class A	267,070	1,359,387
Franklin Resources, Inc.^	31,860	1,173,085
		2,532,472

Consumer Financial Services — 7.3%
American Express Co.	10,610	737,926
Capital One Financial Corp.^	17,380	1,254,487
		1,992,413

Diversified Financial Services — 8.8%
BankUnited, Inc.	22,785	821,627
JPMorgan Chase & Co.^	11,800	779,154
Morgan Stanley	25,925	824,674
		2,425,455

Insurance — 25.2%
American International Group, Inc.	2,245	139,123
Brown & Brown, Inc.^	32,475	1,042,447
Enstar Group Ltd.*	2,380	357,095
Loews Corp.^	31,680	1,216,512
MetLife, Inc.	29,390	1,416,892
ProAssurance Corp.	5,050	245,077
Progressive Corp.^	4,510	143,418
Prudential Financial, Inc.^	5,345	435,136
Willis Group Holdings plc	38,750	1,882,088
		6,877,788

	Shares	Fair Value

IT Services/Other — 1.5%
Vantiv, Inc., Class A*^	9,060	$429,626

REITs & Real Estate Management — 7.4%
Colony Capital, Inc., Class A	44,620	869,198
iStar Financial, Inc. REIT*^	99,258	1,164,296
		2,033,494

Total Common Stocks		$25,699,803

Registered Investment Companies — 31.9%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.24%S	1,203,256	1,203,256
State Street Navigator Securities Lending Prime Portfolio, 0.31%†S	7,536,021	7,536,021

Total Registered Investment Companies		$8,739,277

Total Investment Securities — 125.6%
(Cost $33,527,226)**		$34,439,080

Segregated Cash With Custodian — 12.3%		3,361,324

Securities Sold Short — (11.7)%
(Proceeds $2,855,461)		(3,226,240)

Net Other Assets (Liabilities) — (26.2)%		(7,157,697)

Net Assets — 100.0%		$27,416,467

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2015 was $7,365,041.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2015.
S	Rate represents the daily yield on December 31, 2015.
**	Represents cost for financial reporting purposes.

PLC – Public Liability Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

46	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund

Schedule of Investments Sold Short

December 31, 2015

Diamond Hill Strategic Income Fund

Schedule of Investments

December 31, 2015

	Shares	Fair Value

Common Stocks — 11.7%
Banks, Thrifts & Mortgage Finance — 1.1%
BancorpSouth, Inc.	6,915	$165,891
Westamerica BanCorp.	3,135	146,561
		312,452

Insurance — 9.5%
Cincinnati Financial Corp.	12,850	760,334
First American Financial Corp.	13,715	492,369
Hanover Insurance Group, Inc.	8,370	680,815
Mercury General Corp.	4,480	208,634
Selective Insurance Group, Inc.	13,720	460,718
		2,602,870

IT Services/Other — 1.1%
Western Union Co.	17,360	310,918

Total Securities Sold Short — 11.7%
(Proceeds $2,855,461)		$3,226,240

Percentages disclosed are based on total net assets of the Fund at December 31, 2015.

See accompanying Notes to Financial Statements

	Shares/ Par Value	Fair Value

Collateralized Debt Obligations — 0.3%
Alesco Preferred Funding Ltd., Class PPNE, 3/23/35#*	$336,608	$106,745
Alesco Preferred Funding VI, Class PNN, 3/23/35#*	621,631	206,804
Fort Sheridan ABS CDO Ltd., Class PPN2, 11/5/41#*	611,948	239,113
Taberna Preferred Funding Ltd., Class PPN2, 7/5/35#*	1,175,564	390,604

Total Collateralized Debt Obligations		$943,266

Corporate Bonds — 82.5%
Consumer Discretionary — 18.5%
Altice SA, 7.75%, 5/15/22††	5,300,000	4,783,250
Avis Budget Car/Finance, 4.88%, 11/15/17	5,304,000	5,410,080
Bankrate, Inc., 6.13%, 8/15/18^††	5,634,000	5,690,340
CCM Merger, Inc., 9.13%, 5/1/19††	4,755,000	4,963,031
Cimpress NV, 7.00%, 4/1/22††	685,000	657,600
Laureate Education, Inc., 10.00%, 9/1/19^††	4,700,000	2,914,000
Liberty Interactive LLC, 8.25%, 2/1/30	2,922,000	2,907,390
Live Nation Entertainment, 7.00%, 9/1/20††	6,144,000	6,359,039
McGraw-Hill Global Education Holdings LLC, 9.75%, 4/1/21	1,075,000	1,139,500
MHGE Parent LLC/Finance, 8.50%, 8/1/19^††	3,150,000	3,118,500
Playa Resorts Holdings, 8.00%, 8/15/20††	210,000	213,150
Radio One, Inc., 7.38%, 10/15/22††	1,900,000	1,691,000
Radio One, Inc., 9.25%, 2/15/20††	3,434,000	2,712,860
Rent-A-Center, Inc., 4.75%, 5/1/21	8,484,000	6,341,790

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	47

Diamond Hill Strategic Income Fund

Schedule of Investments (Continued)

December 31, 2015

	Shares/ Par Value	Fair Value

Corporate Bonds — 82.5% continued
Consumer Discretionary — 18.5% continued
Rivers Pittsburgh Borrower LP/Finance, 9.50%, 6/15/19††	$8,066,000	$8,348,310
Tenneco, Inc., 6.88%, 12/15/20	4,186,000	4,332,510
		61,582,350

Consumer Staples — 0.5%
Post Holdings, Inc., 7.75%, 3/15/24††	1,635,000	1,712,663

Energy — 7.3%
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	5,560,000	4,858,050
Cimarex Energy Co., 5.88%, 5/1/22	1,460,000	1,398,743
Continental Resources, Inc., 4.90%, 6/1/44	3,925,000	2,367,470
Diamondback Energy, Inc., 7.63%, 10/1/21	4,921,000	4,970,210
Energen Corp., 7.13%, 2/15/28^	400,000	367,000
McDermott International, Inc., 8.00%, 5/1/21^††	4,634,000	3,684,030
Southwestern Energy Co., 4.95%, 1/23/25^	3,210,000	2,022,300
Southwestern Energy Co., 7.50%, 2/1/18^	2,450,000	2,082,500
WPX Energy, Inc., 7.50%, 8/1/20^	3,140,000	2,543,400

		24,293,703

Financials — 16.5%
Axalta Coating Systems Dutch Holding, 7.38%, 5/1/21††	545,000	574,634
CNA Financial Corp., 6.50%, 8/15/16	2,165,000	2,229,251
Compass Investors, Inc., 7.75%, 1/15/21††	3,350,000	3,216,000
iStar Financial, Inc., Series B, 9.00%, 6/1/17	1,445,000	1,517,250
iStar Financial, Inc., 4.88%, 7/1/18	4,725,000	4,630,500
iStar Financial, Inc., 5.00%, 7/1/19	2,160,000	2,097,900

	Shares/ Par Value	Fair Value

Financials —16.5% continued
Nationstar Mortgage/Capital Corp., 9.63%, 5/1/19	$3,780,000	$3,902,850
Nationstar Mortgage/Capital Corp., 6.50%, 7/1/21	7,440,000	6,584,400
OneMain Finance Holdings, Inc., 7.25%, 12/15/21††	4,800,000	4,812,000
Popular, Inc., 7.00%, 7/1/19	12,573,000	11,755,755
Quicken Loans, Inc., 5.75%, 5/1/25††	1,950,000	1,857,375
Radian Group, Inc., 5.25%, 6/15/20	6,775,000	6,552,780
Synovus Financial Corp., 5.13%, 6/15/17	3,350,000	3,433,750
Synovus Financial Corp., 7.88%, 2/15/19	1,775,000	1,970,250

		55,134,695

Health Care — 9.9%
BioScrip, Inc., 8.88%, 2/15/21	4,155,000	3,303,225
Concordia Healthcare Corp., 9.50%, 10/21/22^††	1,925,000	1,896,125
Endo Finance LLC, 6.00%, 7/15/23††	1,750,000	1,741,250
Greatbatch Ltd., 9.13%, 11/1/23††	4,840,000	4,791,600
Horizon Pharma Financing, 6.63%, 5/1/23^††	2,975,000	2,647,750
Kindred Healthcare, Inc., 8.75%, 1/15/23	4,800,000	4,416,000
Kindred Healthcare, Inc., 6.38%, 4/15/22	1,900,000	1,577,000
Tenet Healthcare Corp., 8.13%, 4/1/22	3,000,000	2,992,500
Valeant Pharmaceuticals International, Inc., 6.38%, 10/15/20††	9,840,000	9,495,600

		32,861,050

Industrials — 12.9%
American Airlines, Inc., Class B, Series 2013-1, 5.63%, 1/15/21††	2,654,717	2,687,901
BlueLine Rental LLC, 7.00%, 2/1/19††	2,815,000	2,533,500

48	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Strategic Income Fund

Schedule of Investments (Continued)

December 31, 2015

	Shares/ Par Value	Fair Value

Corporate Bonds — 82.5% continued
Industrials — 12.9% continued
Casella Waste Systems, Inc., 7.75%, 2/15/19	$10,235,000	$10,158,237
Optimas OE Solution Holding, 8.63%, 6/1/21††	4,375,000	3,718,750
Summit Materials LLC, 6.13%, 7/15/23	250,000	246,250
Summit Materials LLC/Finance, 6.13%, 7/15/23††	2,000,000	1,970,000
U.S. Airways Pass-Through Trust, Class B, Series 2012-2B, 6.75%, 6/3/21	3,643,339	3,825,506
United Airlines, Inc., Class B, Series 2013-1B, 5.38%, 2/15/23	6,412,950	6,621,372
United Airlines, Inc., Class A, Series 2007-1, 6.64%, 7/2/22	3,633,467	3,869,642
United Rentals, Inc., 7.63%, 4/15/22	3,775,000	4,034,343
Vander Intermediate Holding, 9.75%, 2/1/19^††	1,595,000	1,036,750
XPO Logistics, Inc., 6.50%, 6/15/22^††	2,590,000	2,395,750

		43,098,001

Information Technology—1.8%
Activision Blizzard, Inc., 5.63%, 9/15/21††	2,000,000	2,095,000
Interface Security Systems Holdings, Inc., 9.25%, 1/15/18	4,090,000	4,008,200

		6,103,200

Materials — 6.3%
Cemex Finance LLC, 9.38%, 10/12/22††	6,335,000	6,667,588
FMG Resources (August 2006), 9.75%, 3/1/22^††	2,650,000	2,424,750
Mobile Mini, Inc., 7.88%, 12/1/20	4,255,000	4,403,925

	Shares/ Par Value	Fair Value

Materials — 6.3% continued
NCI Building Systems, Inc., 8.25%, 1/15/23††	$2,522,000	$2,648,100
Platform Specialty Products, 6.50%, 2/1/22^††	5,540,000	4,792,100
		20,936,463

Telecommunication Services — 7.6%
Cincinnati Bell, Inc., 8.38%, 10/15/20	10,242,000	10,472,445
Cogent Communications Finance, Inc., 5.63%, 4/15/21††	8,615,000	8,011,950
Frontier Communications Corp., 10.50%, 9/15/22††	6,800,000	6,757,500
		25,241,895

Utilities — 1.2%
Source Gas LLC, 5.90%, 4/1/17††	4,000,000	4,157,928

Total Corporate Bonds		$275,121,948

Registered Investment Companies — 17.4%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.24%S	35,797,669	35,797,669
State Street Navigator Securities Lending Prime Portfolio, 0.31%†S	22,253,070	22,253,070

Total Registered Investment Companies		$58,050,739

Total Investment Securities — 100.2%
(Cost $351,034,970)**		$334,115,953

Net Other Assets (Liabilities) — (0.2)%		(578,177)

Net Assets — 100.0%		$333,537,776

*	Non-income producing security.
**	Represents cost for financial reporting purposes.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	49

Diamond Hill Strategic Income Fund

Schedule of Investments (Continued)

December 31, 2015

††	Restricted securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Activision Blizzard, Inc.	August-15	$2,100,000	$2,095,000	0.6%
Altice SA	May-15	5,232,749	4,783,250	1.4%
American Airlines, Inc., Series 2013-1, Class B	October-15	2,714,448	2,687,901	0.8%
Axalta Coating Systems Dutch Holding	September-15	577,155	574,634	0.2%
Bankrate, Inc.	September-15	5,508,070	5,690,340	1.7%
BlueLine Rental LLC	July-15	2,868,100	2,533,500	0.8%
CCM Merger, Inc.	September-15	4,992,981	4,963,031	1.5%
Cemex Finance LLC	September-15	6,977,525	6,667,588	2.1%
Cimpress NV		668,850	657,600	0.2%
Cogent Communications Finance, Inc.	April-15	8,431,675	8,011,950	2.4%
Compass Investors, Inc.	August-15	3,260,385	3,216,000	1.0%
Concordia Healthcare Corp.		1,867,250	1,896,125	0.6%
Endo Finance LLC	June-15	1,750,000	1,741,250	0.5%
FMG Resources (August 2006)	April-15	2,603,750	2,424,750	0.7%
Frontier Communications Corp.	September-15	6,954,275	6,757,500	2.0%
Greatbatch Ltd.		4,840,350	4,791,600	1.5%
Horizon Pharma Financing	April-15	3,029,150	2,647,750	0.8%
Laureate Education, Inc.	August-15	4,620,013	2,914,000	0.9%
Live Nation Entertainment	February-15	6,695,749	6,359,039	2.0%
McDermott International, Inc.	July-15	4,489,114	3,684,030	1.1%
MHGE Parent LLC/Finance	July-15	3,093,955	3,118,500	0.9%
NCI Building Systems, Inc.	January-15	2,579,482	2,648,100	0.8%
OneMain Finance Holdings, Inc.	March-15	5,010,000	4,812,000	1.4%
Optimas OE Solution Holding	April-15	4,417,375	3,718,750	1.1%
Platform Specialty Products	February-15	5,427,796	4,792,100	1.4%
Playa Resorts Holdings		207,900	213,150	0.1%
Post Holdings, Inc.	August-15	1,635,000	1,712,663	0.5%
Quicken Loans, Inc.	September-15	1,827,760	1,857,375	0.6%
Radio One, Inc.	July-15	5,571,345	4,403,860	1.3%
Rivers Pittsburgh Borrower LP/Finance	November-15	8,520,104	8,348,310	2.5%
Source Gas LLC	March-15	3,840,000	4,157,928	1.2%
Summit Materials LLC/Finance		1,987,500	1,970,000	0.6%
Valeant Pharmaceuticals International, Inc.	April-15	9,458,045	9,495,600	2.8%

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Vander Intermediate Holding	February-15	$1,602,550	$1,036,750	0.3%
XPO Logistics, Inc.	June-15	2,538,200	2,395,750	0.7%

		$137,898,601	$129,777,674	39.0%

#	Restricted and illiquid securities not registered under the Securities Act of 1933 and valued at fair value by the Fair Value Committee based on procedures approved by the Board of Trustees are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Alesco Preferred Funding Ltd., Series 6A, Class PPNE	March-15	$336,608	$106,745	0.0%
Alesco Preferred Funding VI, Class PNN	December-15	621,631	206,804	0.1%
Fort Sheridan ABS CDO Ltd., Series 2005-1A, Class PPN2	November-15	509,448	239,113	0.1%
Taberna Preferred Funding Ltd., Series 2005-1A, Class PPN2	March-15	1,035,359	390,604	0.1%

		$2,503,046	$943,266	0.3%

^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2015 was $21,177,235.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2015.
S	Rate represents the daily yield on December 31, 2015.

See accompanying Notes to Financial Statements

50	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Funds

Tabular Presentation of Schedules of Investments

December 31, 2015

Diamond Hill Small Cap Fund
Sector Allocation	% of Net Assets
Financials	27.7%
Industrials	16.3%
Health Care	8.8%
Consumer Discretionary	8.2%
Information Technology	7.4%
Consumer Staples	5.4%
Utilities	3.3%
Energy	2.8%
Cash and Cash Equivalents	31.0%
Other
Net Other Assets (Liabilities)	-10.9%

100%

Russell 2000 Index Sector Allocation	% of Index
Financials	25.6%
Industrials	11.9%
Health Care	16.7%
Consumer Discretionary	13.6%
Information Technology	18.0%
Consumer Staples	3.4%
Utilities	3.7%
Energy	2.7%
Materials	3.6%
Telecom	0.8%

100%

Diamond Hill Small-Mid Cap Fund
Sector Allocation	% of Net Assets
Financials	27.9%
Consumer Discretionary	14.8%
Industrials	11.7%
Consumer Staples	10.4%
Information Technology	9.2%
Health Care	8.9%
Energy	3.4%
Utilities	3.3%
Materials	1.4%
Cash and Cash Equivalents	22.0%
Other
Net Other Assets (Liabilities)	-13.0%

100%

Russell 2500 Index Sector Allocation	% of Index
Financials	25.3%
Consumer Discretionary	14.5%
Industrials	14.6%
Consumer Staples	3.1%
Information Technology	15.3%
Health Care	13.0%
Energy	2.9%
Utilities	4.8%
Materials	5.8%
Telecom	0.7%

100%

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	51

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued)

December 31, 2015

Diamond Hill Mid Cap Fund
Sector Allocation	% of Net Assets
Financials	29.4%
Consumer Discretionary	17.4%
Consumer Staples	12.0%
Industrials	9.8%
Health Care	7.7%
Information Technology	7.4%
Energy	3.3%
Utilities	2.9%
Materials	2.2%
Cash and Cash Equivalents	37.1%
Other
Net Other Assets (Liabilities)	-29.2%

100%

Russell Midcap Index Sector Allocation	% of Index
Financials	22.7%
Consumer Discretionary	16.3%
Consumer Staples	6.3%
Industrials	12.6%
Health Care	9.9%
Information Technology	15.1%
Energy	4.2%
Utilities	6.2%
Materials	5.2%
Telecom	1.5%

100%

Diamond Hill Large Cap Fund
Sector Allocation	% of Net Assets
Financials	26.7%
Consumer Discretionary	16.4%
Health Care	16.2%
Information Technology	15.2%
Consumer Staples	10.5%
Industrials	8.0%
Energy	3.4%
Materials	2.3%
Cash and Cash Equivalents	2.2%
Other
Net Other Assets (Liabilities)	-0.9%

100%

Russell 1000 Index Sector Allocation	% of Index
Financials	17.3%
Consumer Discretionary	13.9%
Health Care	14.6%
Information Technology	20.1%
Consumer Staples	8.8%
Industrials	10.6%
Energy	6.2%
Materials	3.0%
Utilities	3.1%
Telecom	2.4%

100%

52	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued)

December 31, 2015

Diamond Hill Select Fund
Sector Allocation	% of Net Assets
Financials	33.9%
Consumer Discretionary	18.4%
Industrials	17.1%
Health Care	12.0%
Information Technology	11.2%
Consumer Staples	3.0%
Energy	1.7%
Cash and Cash Equivalents	26.6%
Other
Net Other Assets (Liabilities)	-23.9%

100%

Russell 3000 Index Sector Allocation	% of Index
Financials	17.8%
Consumer Discretionary	13.9%
Industrials	10.7%
Health Care	14.8%
Information Technology	20.0%
Consumer Staples	8.4%
Energy	5.9%
Utilities	3.1%
Materials	3.1%
Telecom	2.3%

100%

Diamond Hill Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Financials	26.3%
Consumer Discretionary	18.8%
Information Technology	11.8%
Health Care	10.0%
Industrials	8.2%
Consumer Staples	4.5%
Energy	3.3%
Cash and Cash Equivalents	35.9%

Short Portfolio Sector Allocation	% of Net Assets
Industrials	-3.2%
Utilities	-0.3%
Energy	-0.4%
Telecommunication Services	-1.2%
Health Care	-2.7%
Consumer Staples	-2.8%
Financials	-4.6%
Information Technology	-1.9%
Consumer Discretionary	-4.9%
Other
Segregated Cash With Brokers	19.6%
Net Other Assets (Liabilities)	-16.4%

100%

Russell 1000 Index Sector Allocation	% of Index
Financials	17.3%
Consumer Discretionary	13.9%
Information Technology	20.1%
Health Care	14.6%
Industrials	10.6%
Consumer Staples	8.8%
Energy	6.2%
Telecom	2.4%
Utilities	3.1%
Materials	3.0%

100%

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	53

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued)

December 31, 2015

Diamond Hill Financial Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Banks, Thrifts & Mortgage Finance	34.3%
Insurance	25.2%
Capital Markets	9.2%
Diversified Financial Services	8.8%
REITs & Real Estate Management	7.4%
Consumer Financial Services	7.3%
IT Services/Other	1.5%
Cash and Cash Equivalents	31.9%

Short Portfolio Sector Allocation	% of Net Assets
IT Services/Other	-1.1%
Banks, Thrifts & Mortgage Finance	-1.1%
Insurance	-9.5%
Other
Segregated Cash With Brokers	12.3%
Net Other Assets (Liabilities)	-26.2%

100%

Russell 3000 Financials Index Sector Allocation	% of Index
Banks, Thrifts & Mortgage Finance	28.6%
Insurance	14.8%
Capital Markets	6.9%
Diversified Financial Services	14.6%
REITs & Real Estate Management	19.4%
Consumer Financial Services	3.8%
IT Services/Other	11.9%

100%

Diamond Hill Research Opportunities Fund
Long Portfolio Sector Allocation	% of Net Assets
Health Care	21.7%
Information Technology	21.6%
Consumer Discretionary	18.2%
Industrials	15.7%
Financials	13.7%
Consumer Staples	6.7%
Telecommunication Services	2.7%
Energy	0.9%
Materials	0.4%
Cash and Cash Equivalents	29.0%

Short Portfolio Sector Allocation	% of Net Assets
Telecommunication Services	-0.8%
Industrials	-1.3%
Consumer Staples	-2.1%
Financials	-2.3%
Health Care	-3.8%
Information Technology	-4.1%
Consumer Discretionary	-5.7%
Other
Segregated Cash With Brokers	20.2%
Net Other Assets (Liabilities)	-30.7%

100%

Russell 3000 Index Sector Allocation	% of Index
Health Care	14.8%
Information Technology	19.9%
Consumer Discretionary	13.9%
Industrials	10.7%
Financials	17.9%
Consumer Staples	8.4%
Telecommunication Services	2.3%
Energy	5.9%
Materials	3.1%
Utilities	3.1%

100%

54	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued)

December 31, 2015

Diamond Hill Strategic Income Fund
Sector Allocation	% of Net Assets
Consumer Discretionary	18.5%
Financials	16.5%
Industrials	12.9%
Health Care	9.9%
Telecommunication Services	7.6%
Energy	7.3%
Materials	6.3%
Information Technology	1.8%
Utilities	1.2%
Consumer Staples	0.5%
Other	0.3%
Cash and Cash Equivalents	17.4%

Other
Net Other Assets (Liabilities)	-0.2%

100%

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	55

Diamond Hill Funds

Statements of Assets & Liabilities

December 31, 2015

	Small Cap Fund	Small-Mid Cap Fund
Assets
Total investment securities, at cost	$1,616,017,223	$1,419,637,857
Investment securities, at fair value — including $168,281,666, $154,410,593, $5,257,506, $21,728,282, $35,333,834, $850,920,868, $15,534,005, $7,365,041 and $21,177,235 of securities loaned	$1,834,395,408	$1,465,311,384
Cash	—	51,496
Foreign Currency	—	—
Cash deposits with custodian for securities sold short	—	—
Receivable for fund shares issued	9,618,906	12,289,318
Receivable for dividends and interest	2,364,835	1,307,196
Receivable for investments sold	1,209,252	—
Prepaid expenses and other assets	363	1,071
Total Assets	1,847,588,764	1,478,960,465

Liabilities
Securities sold short, at fair value (proceeds $—, $—, $—, $—, $—, $910,148,607, $10,603,911, $2,855,461 and $—)	—	—
Cash overdraft	6,156	—
Payable for securities purchased	12,497,726	14,129,520
Payable for expenses and fees on securities sold short	—	—
Payable for fund shares redeemed	5,801,020	6,729,863
Payable for return of collateral received	173,063,700	158,330,851
Payable to Investment Adviser	1,116,107	775,365
Payable to Administrator	286,303	170,717
Accrued distribution and service fees	155,573	58,094
Payable to accountant and custodian	2,513	—
Total Liabilities	192,929,098	180,194,410

Net Assets	$1,654,659,666	$1,298,766,055

Components of Net Assets
Paid-in capital	$1,406,764,309	$1,241,472,531
Accumulated net investment income (loss)	(8,227,127)	(813,253)
Accumulated net realized gains (losses) from investment transactions	37,744,299	12,433,250
Net unrealized appreciation (depreciation) on investments	218,378,185	45,673,527
Net Assets	$1,654,659,666	$1,298,766,055

Net Assets
Class A Shares	$492,810,002	$156,122,372
Class C Shares	$57,875,204	$32,962,632
Class I Shares	$882,350,459	$506,730,177
Class Y Shares	$221,624,001	$602,950,874

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	15,953,352	8,534,562
Class C Shares	2,103,673	1,931,880
Class I Shares	28,205,667	27,455,746
Class Y Shares	7,082,848	32,633,084

Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$30.89	$18.29
Class C Shares(A)	$27.51	$17.06
Class I Shares	$31.28	$18.46
Class Y Shares	$31.29	$18.48

Maximum Offering Price
Maximum sales charge — Class A Shares	5.00%	5.00%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$32.52	$19.25

(A)	Redemption price per share varies based on the holding period.

See accompanying Notes to Financial Statements.

56	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Mid Cap Fund	Large Cap Fund	Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund

$23,154,282	$2,837,667,536	$185,827,992	$4,671,826,492	$71,169,125	$33,527,226	$351,034,970
$23,997,489	$3,478,147,786	$187,298,218	$5,244,481,867	$72,163,763	$34,439,080	$334,115,953
676	—	945	14,716	4,272	38	—
—	—	—	—	—	—	—
—	—	—	866,200,205	11,159,004	3,361,324	—
22,000	5,815,567	130,266	16,693,240	2,241	134,622	17,592,271
22,277	3,499,114	91,911	3,221,355	130,506	43,394	6,008,712
—	—	—	148,504,013	498,598	240,049	—
12	466	98	201	518	140	—
24,042,454	3,487,462,933	187,521,438	6,279,115,597	83,958,902	38,218,647	357,716,936

—	—	—	968,197,388	11,124,763	3,226,240	—
—	8,333	—	—	—	—	1,135
73,866	12,953,413	—	—	1,254,443	—	850,000
—	—	—	401,248	8,078	6,282	—
420	9,337,236	403,486	23,489,381	307,656	1,151	876,235
5,381,516	22,216,363	36,200,105	869,849,277	15,985,758	7,536,021	22,253,070
10,232	1,613,933	94,995	3,397,972	55,597	23,328	115,806
2,240	607,185	29,023	783,235	10,607	5,222	53,951
706	313,191	22,377	269,927	6,904	3,936	28,885
—	435	—	24,182	—	—	78
5,468,980	47,050,089	36,749,986	1,866,412,610	28,753,806	10,802,180	24,179,160

$18,573,474	$3,440,412,844	$150,771,452	$4,412,702,987	$55,205,096	$27,416,467	$333,537,776

$17,764,779	$2,754,665,674	$155,656,427	$3,902,736,058	$56,736,618	$32,864,008	$360,392,479
10,028	—	129,870	—	(411,836)	(85,789)	909,361
(44,540)	45,266,920	(6,485,071)	(4,639,665)	(1,593,472)	(5,902,827)	(10,845,047)
843,207	640,480,250	1,470,226	514,606,594	473,786	541,075	(16,919,017)
$18,573,474	$3,440,412,844	$150,771,452	$4,412,702,987	$55,205,096	$27,416,467	$333,537,776

$3,081,841	$1,122,165,467	$43,638,453	$569,217,883	$8,637,133	$10,759,584	$44,353,881
$77,743	$84,549,931	$15,021,935	$169,860,763	$5,096,773	$1,845,078	$23,649,056
$3,337,040	$1,803,129,572	$81,408,264	$3,382,696,642	$26,186,318	$14,811,805	$247,521,751
$12,076,850	$430,567,874	$10,702,800	$290,927,699	$15,284,872	$—	$18,013,088

287,660	52,335,482	3,530,819	24,365,419	438,365	577,801	4,211,077
7,311	4,126,772	1,267,560	7,960,301	267,461	106,784	2,249,838
310,785	83,659,050	6,571,975	142,339,341	1,322,153	796,590	23,572,572
1,123,146	19,969,211	862,698	12,208,142	771,915	—	1,715,748

$10.71	$21.44	$12.36	$23.36	$19.70	$18.62	$10.53
$10.63	$20.49	$11.85	$21.34	$19.06	$17.28	$10.51
$10.74	$21.55	$12.39	$23.77	$19.81	$18.59	$10.50
$10.75	$21.56	$12.41	$23.83	$19.80	$—	$10.50

5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	3.50%
$11.27	$22.57	$13.01	$24.59	$20.74	$19.60	$10.91

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	57

Diamond Hill Funds

Statements of Operations

For the year ended December 31, 2015

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Investment Income
Dividends	$18,359,090	$12,920,488	$254,844	$63,991,981
Securities lending income	322,510	331,295	9,455	207,238
Foreign taxes withheld	(39,917)	(18,706)	(296)	—
Total Investment Income	18,641,683	13,233,077	264,003	64,199,219

Expenses
Investment advisory fees	12,639,281	7,510,010	115,986	18,730,300
Administration fees	3,409,948	1,695,205	25,192	7,317,566
Distribution fees — Class A	1,387,390	286,493	6,473	2,949,931
Distribution and service fees — Class C	573,735	275,952	396	842,438
Other fees	397	348	323	344
Total Expenses	18,010,751	9,768,008	148,370	29,840,579

Net Investment Income (Loss)	630,932	3,465,069	115,633	34,358,640

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	61,854,520	24,745,917	17,349	153,357,141
Net change in unrealized appreciation (depreciation) on investments	(124,772,396)	(28,553,481)	(53,554)	(219,309,609)
Net Realized and Unrealized Gains (Losses) on Investments	(62,917,876)	(3,807,564)	(36,205)	(65,952,468)

Change in Net Assets from Operations	$(62,286,944)	$(342,495)	$79,428	$(31,593,828)

See accompanying Notes to Financial Statements.

58	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Operations

For the year ended December 31, 2015

	Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Investment Income
Dividends	$1,395,200	$59,351,618	$1,145,062	$545,626	$25,568
Interest	—	—	80,270	—	15,832,390
Securities lending income	59,227	353,541	34,925	12,705	87,299
Foreign taxes withheld	(3,850)	(108,778)	3,230	(2,001)	—
Total Investment Income	1,450,577	59,596,381	1,263,487	556,330	15,945,257

Expenses
Investment advisory fees	866,409	37,945,860	820,273	302,451	1,176,308
Administration fees	267,417	9,192,959	165,790	69,899	563,229
Distribution fees — Class A	71,302	1,660,751	30,746	27,592	87,341
Distribution and service fees — Class C	115,251	1,748,679	37,725	21,639	242,957
Other fees	328	345	463	322	326
Expenses and fees on securities sold short	—	20,922,276	277,281	107,482	—
Total Expenses	1,320,707	71,470,870	1,332,278	529,385	2,070,161

Net Investment Income (Loss)	129,870	(11,874,489)	(68,791)	26,945	13,875,096

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	(1,306,472)	282,565,938	5,018,282	3,341,781	629,391
Net realized gains (losses) on closed short positions	—	(145,044,409)	(1,252,359)	(82,958)	—
Net realized gains (losses) on foreign currency transactions	—	—	(2,578)	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(9,625,023)	(195,033,861)	(9,014,463)	(4,875,135)	(12,614,587)
Net Realized and Unrealized Gains (Losses) on Investments	(10,931,495)	(57,512,332)	(5,251,118)	(1,616,312)	(11,985,196)

Change in Net Assets from Operations	$(10,801,625)	$(69,386,821)	$(5,319,909)	$(1,589,367)	$1,889,900

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	59

Diamond Hill Funds

Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2015	For the year ended December 31, 2014
From Operations
Net investment income (loss)	$630,932	$(2,686,741)	$3,465,069	$1,958,741
Net realized gains (losses) on security sales	61,854,520	72,678,332	24,745,917	21,328,991
Net change in unrealized appreciation (depreciation) on investments	(124,772,396)	(7,550,813)	(28,553,481)	10,996,880
Change in Net Assets from Operations	(62,286,944)	62,440,778	(342,495)	34,284,612

Distributions to Shareholders
From net investment income:
Class A	(1,478,191)	—	(235,006)	(97,842)
Class I	(5,604,727)	(1,087,598)	(1,681,410)	(861,350)
Class Y	(1,670,446)	(465,795)	(2,566,167)	(1,324,401)
From net realized gains on investments
Class A	(6,430,005)	(26,760,113)	(1,545,869)	(3,421,995)
Class C	(854,771)	(2,606,415)	(339,284)	(894,081)
Class I	(10,939,941)	(29,780,665)	(4,932,534)	(8,318,543)
Class Y	(2,834,619)	(7,193,312)	(5,285,728)	(9,418,635)
Change in Net Assets from Distributions to Shareholders	(29,812,700)	(67,893,898)	(16,585,998)	(24,336,847)
Change in net assets from capital transactions	306,160,162	176,539,958	623,960,173	346,044,639

Total Change in Net Assets	214,060,518	171,086,838	607,031,680	355,992,404

Net Assets:
Beginning of period	1,440,599,148	1,269,512,310	691,734,375	335,741,971
End of period	$1,654,659,666	$1,440,599,148	$1,298,766,055	$691,734,375
Accumulated Net Investment Income (Loss)	$(8,227,127)	$(3,855,916)	$(813,253)	$(889,291)

See accompanying Notes to Financial Statements.

60	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2015	For the year ended December 31, 2014
Capital Transactions
Class A
Proceeds from shares sold	$163,984,100	$163,951,547	$80,279,604	$71,580,018
Reinvested distributions	7,080,943	23,997,393	1,710,659	3,383,422
Payments for shares redeemed	(224,067,186)	(186,573,027)	(24,404,965)	(37,038,128)
Change in Net Assets from Class A Share Transactions	(53,002,143)	1,375,913	57,585,298	37,925,312
Class C
Proceeds from shares sold	18,654,572	10,082,105	12,183,360	7,165,730
Reinvested distributions	806,755	2,388,761	301,197	739,233
Payments for shares redeemed	(9,715,442)	(6,363,572)	(4,377,301)	(2,352,304)
Change in Net Assets from Class C Share Transactions	9,745,885	6,107,294	8,107,256	5,552,659
Class I
Proceeds from shares sold	460,433,412	263,463,371	334,255,108	136,631,482
Reinvested distributions	14,553,562	26,397,666	6,158,097	8,527,522
Payments for shares redeemed	(204,740,459)	(177,960,023)	(90,731,981)	(34,258,641)
Change in Net Assets from Class I Share Transactions	270,246,515	111,901,014	249,681,224	110,900,363
Class Y
Proceeds from shares sold	132,713,949	82,950,293	362,017,776	219,529,521
Reinvested distributions	4,505,061	6,213,790	7,525,610	9,863,029
Payments for shares redeemed	(58,049,105)	(32,008,346)	(60,956,991)	(37,726,245)
Change in Net Assets from Class Y Share Transactions	79,169,905	57,155,737	308,586,395	191,666,305
Change in net assets from capital transactions:	$306,160,162	$176,539,958	$623,960,173	$346,044,639
Share Transactions:
Class A
Issued	5,004,907	4,876,928	4,225,045	3,892,262
Reinvested	229,358	755,348	93,708	188,753
Redeemed	(6,817,882)	(5,553,515)	(1,285,463)	(2,051,184)
Change in shares outstanding	(1,583,617)	78,761	3,033,290	2,029,831
Class C
Issued	635,982	332,880	690,711	419,573
Reinvested	29,465	83,875	17,728	43,976
Redeemed	(334,013)	(209,462)	(245,334)	(136,691)
Change in shares outstanding	331,434	207,293	463,105	326,858
Class I
Issued	13,937,293	7,744,583	17,539,516	7,414,344
Reinvested	463,830	817,909	333,524	470,118
Redeemed	(6,144,341)	(5,257,355)	(4,753,680)	(1,883,825)
Change in shares outstanding	8,256,782	3,305,137	13,119,360	6,000,637
Class Y
Issued	3,931,177	2,461,689	19,121,662	11,832,417
Reinvested	143,436	192,089	406,591	542,196
Redeemed	(1,762,405)	(936,054)	(3,167,008)	(2,036,793)
Change in shares outstanding	2,312,208	1,717,724	16,361,245	10,337,820
Change in shares	9,316,807	5,308,915	32,977,000	18,695,146

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	61

Diamond Hill Funds

Statements of Changes in Net Assets

	Mid Cap Fund		Large Cap Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014(A)	For the year ended December 31, 2015	For the year ended December 31, 2014
From Operations
Net investment income (loss)	$115,633	$106,245	$34,358,640	$31,966,574
Net realized gains (losses) on security sales	17,349	(62,720)	153,357,141	125,582,411
Net change in unrealized appreciation (depreciation) on investments	(53,554)	896,761	(219,309,609)	142,741,561
Change in Net Assets from Operations	79,428	940,286	(31,593,828)	300,290,546

Distributions to Shareholders
From net investment income:
Class A	(10,631)	(11,479)	(9,117,086)	(9,908,459)
Class C	(107)	—	(145,150)	(256,868)
Class I	(18,513)	(18,216)	(19,842,489)	(16,863,005)
Class Y	(78,987)	(77,180)	(5,258,725)	(4,953,319)
From net realized gains on investments
Class A	—	—	(42,511,645)	(32,207,367)
Class C	—	—	(3,355,736)	(2,991,271)
Class I	—	—	(67,211,166)	(55,020,203)
Class Y	—	—	(16,037,907)	(14,152,581)
Change in Net Assets from Distributions to Shareholders	(108,238)	(106,875)	(163,479,904)	(136,353,073)
Change in net assets from capital transactions	2,298,834	15,470,039	389,042,080	552,427,211

Total Change in Net Assets	2,270,024	16,303,450	193,968,348	716,364,684

Net Assets:
Beginning of period	16,303,450	—	3,246,444,496	2,530,079,812
End of period	$18,573,474	$16,303,450	$3,440,412,844	$3,246,444,496
Accumulated Net Investment Income (Loss)	$10,028	$—	$—	$—

(A)	Inception date of the Fund is December 31, 2013. Fund commenced public offering and investment operations on January 2, 2014.

See accompanying Notes to Financial Statements.

62	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Mid Cap Fund		Large Cap Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014(A)	For the year ended December 31, 2015	For the year ended December 31, 2014
Capital Transactions:
Class A
Proceeds from shares sold	$1,108,834	$2,230,864	$264,797,180	$675,618,011
Reinvested distributions	10,630	11,479	50,751,629	41,200,721
Payments for shares redeemed	(132,759)	(76,052)	(311,900,741)	(476,582,111)
Change in Net Assets from Class A Share Transactions	986,705	2,166,291	3,648,068	240,236,621
Class C
Proceeds from shares sold	58,656	110,000	15,926,061	32,282,101
Reinvested distributions	92	—	3,293,098	3,020,461
Payments for shares redeemed	—	—	(13,413,048)	(8,349,968)
Change in Net Assets from Class C Share Transactions	58,748	110,000	5,806,111	26,952,594
Class I
Proceeds from shares sold	827,197	2,839,158	598,498,015	561,769,061
Reinvested distributions	18,242	18,216	75,414,430	65,076,964
Payments for shares redeemed	(241,799)	(54,192)	(375,299,825)	(395,308,230)
Change in Net Assets from Class I Share Transactions	603,640	2,803,182	298,612,620	231,537,795
Class Y
Proceeds from shares sold	650,076	10,386,365	138,505,316	185,192,312
Reinvested distributions	8,681	4,703	20,470,934	18,359,189
Payments for shares redeemed	(9,016)	(502)	(78,000,969)	(149,851,300)
Change in Net Assets from Class Y Share Transactions	649,741	10,390,566	80,975,281	53,700,201
Change in net assets from capital transactions:	$2,298,834	$15,470,039	$389,042,080	$552,427,211
Share Transactions:
Class A
Issued	100,678	204,372	11,692,415	30,236,017
Reinvested	985	1,064	2,338,656	1,832,879
Redeemed	(12,137)	(7,302)	(13,741,083)	(20,922,183)
Change in shares outstanding	89,526	198,134	289,988	11,146,713
Class C
Issued	5,281	2,021	735,551	1,523,376
Reinvested	9	—	159,679	141,460
Redeemed	—	—	(616,874)	(391,306)
Change in shares outstanding	5,290	2,021	278,356	1,273,530
Class I
Issued	74,986	259,503	26,269,684	25,069,556
Reinvested	1,687	1,685	3,450,704	2,876,815
Redeemed	(21,859)	(5,217)	(16,440,230)	(17,585,207)
Change in shares outstanding	54,814	255,971	13,280,158	10,361,164
Class Y
Issued	58,896	1,063,879	6,087,546	8,197,893
Reinvested	801	434	935,616	810,343
Redeemed	(815)	(49)	(3,418,942)	(6,653,800)
Change in shares outstanding	58,882	1,064,264	3,604,220	2,354,436
Change in shares	208,512	1,520,390	17,452,722	25,135,843

(A)	Inception date of the Fund is December 31, 2013. Fund commenced public offering and investment operations on January 2, 2014.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	63

Diamond Hill Funds

Statements of Changes in Net Assets

	Select Fund		Long-Short Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2015	For the year ended December 31, 2014
From Operations
Net investment income (loss)	$129,870	$358,129	$(11,874,489)	$(6,184,693)
Net realized gains (losses) on security sales	(1,306,472)	13,569,740	282,565,938	228,188,910
Net realized gains (losses) on closed short positions	—	—	(145,044,409)	(23,364,376)
Net change in unrealized appreciation (depreciation) on investments	(9,625,023)	(5,538,997)	(195,033,861)	42,862,088
Change in Net Assets from Operations	(10,801,625)	8,388,872	(69,386,821)	241,501,929

Distributions to Shareholders
From net investment income:
Class A	—	(54,815)	—	—
Class I	—	(165,932)	—	—
Class Y	—	(67,401)	—	—
From net realized gains on investments
Class A	(1,452,241)	(1,293,630)	(2,769,878)	—
Class C	(502,498)	(839,134)	(892,455)	—
Class I	(2,650,605)	(4,414,099)	(15,735,080)	—
Class Y	(346,711)	(848,338)	(1,388,802)	—
Change in Net Assets from Distributions to Shareholders	(4,952,055)	(7,683,349)	(20,786,215)	—
Change in net assets from capital transactions	104,552,163	(6,490,816)	530,760,922	714,224,685

Total Change in Net Assets	88,798,483	(5,785,293)	440,587,886	955,726,614

Net Assets:
Beginning of period	61,972,969	67,758,262	3,972,115,101	3,016,388,487
End of period	$150,771,452	$61,972,969	$4,412,702,987	$3,972,115,101
Accumulated Net Investment Income (Loss)	$129,870	$341,863	$—	$—

See accompanying Notes to Financial Statements.

64	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Select Fund		Long-Short Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2015	For the year ended December 31, 2014
Capital Transactions:
Class A
Proceeds from shares sold	$46,758,363	$6,574,390	$206,033,175	$353,604,286
Reinvested distributions	1,248,087	1,281,926	2,488,265	—
Payments for shares redeemed	(12,804,427)	(3,756,810)	(329,536,806)	(564,143,804)
Change in Net Assets from Class A Share Transactions	35,202,023	4,099,506	(121,015,366)	(210,539,518)
Class C
Proceeds from shares sold	8,977,380	3,272,404	30,172,350	47,160,963
Reinvested distributions	400,489	608,129	768,315	—
Payments for shares redeemed	(1,481,802)	(1,093,371)	(26,093,019)	(16,655,534)
Change in Net Assets from Class C Share Transactions	7,896,067	2,787,162	4,847,646	30,505,429
Class I
Proceeds from shares sold	120,581,528	15,319,351	1,485,217,775	1,621,991,232
Reinvested distributions	2,542,802	4,428,229	12,003,836	—
Payments for shares redeemed	(64,201,194)	(35,336,851)	(866,062,430)	(822,198,936)
Change in Net Assets from Class I Share Transactions	58,923,136	(15,589,271)	631,159,181	799,792,296
Class Y
Proceeds from shares sold	2,636,273	2,232,687	119,279,729	187,543,106
Reinvested distributions	346,711	885,602	836,382	—
Payments for shares redeemed	(452,047)	(906,502)	(104,346,650)	(93,076,628)
Change in Net Assets from Class Y Share Transactions	2,530,937	2,211,787	15,769,461	94,466,478
Change in net assets from capital transactions:	$104,552,163	$(6,490,816)	$530,760,922	$714,224,685
Share Transactions:
Class A
Issued	3,409,632	494,796	8,726,389	15,427,099
Reinvested	101,553	100,982	106,291	—
Redeemed	(980,738)	(280,407)	(13,940,659)	(24,506,686)
Change in shares outstanding	2,530,447	315,371	(5,107,979)	(9,079,587)
Class C
Issued	690,808	254,945	1,376,619	2,214,584
Reinvested	33,969	49,765	35,919	—
Redeemed	(116,456)	(82,338)	(1,199,867)	(782,083)
Change in shares outstanding	608,321	222,372	212,671	1,432,501
Class I
Issued	8,827,777	1,156,717	61,485,773	69,336,502
Reinvested	206,396	348,626	504,151	—
Redeemed	(4,932,725)	(2,641,236)	(36,001,773)	(35,523,578)
Change in shares outstanding	4,101,448	(1,135,893)	25,988,151	33,812,924
Class Y
Issued	195,011	168,726	4,939,472	8,060,507
Reinvested	28,097	69,549	35,024	—
Redeemed	(35,381)	(66,413)	(4,335,659)	(3,987,297)
Change in shares outstanding	187,727	171,862	638,837	4,073,210
Change in shares	7,427,943	(426,288)	21,731,680	30,239,048

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	65

Diamond Hill Funds

Statements of Changes in Net Assets

	Research Opportunities Fund		Financial Long-Short Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2015	For the year ended December 31, 2014
From Operations
Net investment income (loss)	$(68,791)	$(35,208)	$26,945	$(17,187)
Net realized gains (losses) on security sales	5,018,282	5,537,934	3,341,781	2,334,465
Net realized gains (losses) on closed short positions	(1,252,359)	(208,743)	(82,958)	(512,591)
Net realized gains (losses) on foreign currency transactions	(2,578)	(3,118)	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(9,014,463)	(235,699)	(4,875,135)	318,785
Change in Net Assets from Operations	(5,319,909)	5,055,166	(1,589,367)	2,123,472

Distributions to Shareholders
From net investment income:
Class A	—	(4,864)	(43,179)	—
Class I	(52,987)	(136,937)	(91,032)	(42,765)
Class Y	(77,016)	(71,226)	—	—
From net realized gains on investments
Class A	(662,379)	(689,050)	—	—
Class C	(360,854)	(48,069)	—	—
Class I	(2,063,440)	(3,632,483)	—	—
Class Y	(1,216,539)	(1,365,593)	—	—
Change in Net Assets from Distributions to Shareholders	(4,433,215)	(5,948,222)	(134,211)	(42,765)
Change in net assets from capital transactions	(12,428,112)	12,463,191	(446,293)	(4,120,905)

Total Change in Net Assets	(22,181,236)	11,570,135	(2,169,871)	(2,040,198)

Net Assets:
Beginning of period	77,386,332	65,816,197	29,586,338	31,626,536
End of period	$55,205,096	$77,386,332	$27,416,467	$29,586,338
Accumulated Net Investment Income (Loss)	$(411,836)	$(387,819)	$(85,789)	$(72,197)

See accompanying Notes to Financial Statements.

66	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Research Opportunities Fund		Financial Long-Short Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2015	For the year ended December 31, 2014
Capital Transactions:
Class A
Proceeds from shares sold	$7,998,672	$3,466,741	$2,028,899	$1,773,833
Reinvested distributions	639,430	684,086	25,963	—
Payments for shares redeemed	(7,702,776)	(1,379,684)	(2,753,690)	(8,439,654)
Change in Net Assets from Class A Share Transactions	935,326	2,771,143	(698,828)	(6,665,821)
Class C
Proceeds from shares sold	6,880,044	161,017	162,132	456,348
Reinvested distributions	341,164	32,165	—	—
Payments for shares redeemed	(1,799,883)	(7,706)	(437,261)	(1,317,301)
Change in Net Assets from Class C Share Transactions	5,421,325	185,476	(275,129)	(860,953)
Class I
Proceeds from shares sold	16,175,668	14,210,006	10,129,768	7,450,674
Reinvested distributions	2,108,795	3,642,863	80,737	23,483
Payments for shares redeemed	(37,170,502)	(10,449,087)	(9,682,841)	(4,068,288)
Change in Net Assets from Class I Share Transactions	(18,886,039)	7,403,782	527,664	3,405,869
Class Y
Proceeds from shares sold	1,523,034	2,058,515	—	—
Reinvested distributions	399,089	318,230	—	—
Payments for shares redeemed	(1,820,847)	(273,955)	—	—
Change in Net Assets from Class Y Share Transactions	101,276	2,102,790	—	—
Change in net assets from capital transactions:	$(12,428,112)	$12,463,191	$(446,293)	$(4,120,905)
Share Transactions:
Class A
Issued	344,138	149,736	104,825	97,321
Reinvested	32,657	31,061	1,388	—
Redeemed	(359,951)	(58,821)	(142,522)	(468,090)
Change in shares outstanding	16,844	121,976	(36,309)	(370,769)
Class C
Issued	306,509	7,249	9,305	26,346
Reinvested	18,013	1,496	—	—
Redeemed	(87,434)	(341)	(24,834)	(77,974)
Change in shares outstanding	237,088	8,404	(15,529)	(51,628)
Class I
Issued	697,619	612,297	518,918	406,009
Reinvested	106,915	164,311	4,322	1,192
Redeemed	(1,690,625)	(447,242)	(508,801)	(222,771)
Change in shares outstanding	(886,091)	329,366	14,439	184,430
Class Y
Issued	65,960	87,218	—	—
Reinvested	20,180	14,310	—	—
Redeemed	(78,760)	(11,912)	—	—
Change in shares outstanding	7,380	89,616	—	—
Change in shares	(624,779)	549,362	(37,399)	(237,967)

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	67

Diamond Hill Funds

Statements of Changes in Net Assets

	Strategic Income Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014
From Operations
Net investment income (loss)	$13,875,096	$10,023,683
Net realized gains (losses) on security sales	629,391	2,971,392
Net change in unrealized appreciation (depreciation) on investments	(12,614,587)	(8,718,179)
Change in Net Assets from Operations	1,889,900	4,276,896

Distributions to Shareholders
From net investment income:
Class A	(1,772,505)	(1,703,833)
Class C	(1,033,624)	(940,177)
Class I	(9,849,445)	(6,306,750)
Class Y	(961,840)	(684,523)
Change in Net Assets from Distributions to Shareholders	(13,617,414)	(9,635,283)
Change in net assets from capital transactions	125,326,622	38,433,025

Total Change in Net Assets	113,599,108	33,074,638

Net Assets:
Beginning of period	219,938,668	186,864,030
End of period	$333,537,776	$219,938,668
Accumulated Net Investment Income (Loss)	$909,361	$651,679

See accompanying Notes to Financial Statements.

68	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Strategic Income Fund
	For the year ended December 31, 2015	For the year ended December 31, 2014
Capital Transactions:
Class A
Proceeds from shares sold	$25,002,825	$15,957,484
Reinvested distributions	1,449,226	1,343,253
Payments for shares redeemed	(11,790,094)	(25,111,482)
Change in Net Assets from Class A Share Transactions	14,661,957	(7,810,745)
Class C
Proceeds from shares sold	4,711,613	3,210,666
Reinvested distributions	617,137	483,336
Payments for shares redeemed	(4,870,148)	(5,155,055)
Change in Net Assets from Class C Share Transactions	458,602	(1,461,053)
Class I
Proceeds from shares sold	145,139,779	62,622,412
Reinvested distributions	8,919,431	5,276,429
Payments for shares redeemed	(46,810,896)	(32,499,589)
Change in Net Assets from Class I Share Transactions	107,248,314	35,399,252
Class Y
Proceeds from shares sold	3,740,291	12,129,992
Reinvested distributions	961,840	684,414
Payments for shares redeemed	(1,744,382)	(508,835)
Change in Net Assets from Class Y Share Transactions	2,957,749	12,305,571
Change in net assets from capital transactions:	$125,326,622	$38,433,025
Share Transactions:
Class A
Issued	2,289,120	1,423,260
Reinvested	132,730	120,274
Redeemed	(1,069,893)	(2,242,148)
Change in shares outstanding	1,351,957	(698,614)
Class C
Issued	432,305	288,054
Reinvested	56,561	43,407
Redeemed	(444,919)	(464,281)
Change in shares outstanding	43,947	(132,820)
Class I
Issued	13,431,461	5,624,478
Reinvested	819,468	474,994
Redeemed	(4,308,315)	(2,950,922)
Change in shares outstanding	9,942,614	3,148,550
Class Y
Issued	340,930	1,084,325
Reinvested	88,211	61,601
Redeemed	(164,616)	(46,568)
Change in shares outstanding	264,525	1,099,358
Change in shares	11,603,043	3,416,474

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	69

Small Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small Cap Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2015	$32.61	(0.05	)(C)	(1.17)	(1.22)
For the year ended December 31, 2014	$32.72	(0.11	)(C)	1.57	1.46
For the year ended December 31, 2013	$24.95	—	(C)(D)	9.86	9.86
For the year ended December 31, 2012	$23.04	0.07	(C)	2.88	2.95
For the year ended December 31, 2011	$25.80	(0.08)		(1.80)	(1.88)

Class C
For the year ended December 31, 2015	$29.23	(0.25	)(C)	(1.06)	(1.31)
For the year ended December 31, 2014	$29.70	(0.33	)(C)	1.43	1.10
For the year ended December 31, 2013	$22.94	(0.21	)(C)	9.03	8.82
For the year ended December 31, 2012	$21.34	(0.10	)(C)	2.65	2.55
For the year ended December 31, 2011	$24.14	(0.25)		(1.67)	(1.92)

Class I
For the year ended December 31, 2015	$33.04	0.05	(C)	(1.20)	(1.15)
For the year ended December 31, 2014	$33.10	(0.02	)(C)	1.59	1.57
For the year ended December 31, 2013	$25.21	0.07	(C)	9.98	10.05
For the year ended December 31, 2012	$23.27	0.14	(C)	2.90	3.04
For the year ended December 31, 2011	$26.01	(0.01)		(1.82)	(1.83)

Class Y(E)
For the year ended December 31, 2015	$33.05	0.12	(C)	(1.23)	(1.11)
For the year ended December 31, 2014	$33.09	0.03	(C)	1.60	1.63
For the year ended December 31, 2013	$25.20	0.12	(C)	9.97	10.09
For the year ended December 31, 2012	$23.27	0.20	(C)	2.88	3.08

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

70	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.09)	(0.41)	(0.50)	$30.89	(3.73)%	$492,810	1.29%	(0.15)%	17%
—	(1.57)	(1.57)	$32.61	4.60%	$571,941	1.30%	(0.34)%	16%
(0.03)	(2.06)	(2.09)	$32.72	39.70%	$571,167	1.31%	(0.01)%	43%
(0.09)	(0.95)	(1.04)	$24.95	12.88%	$390,371	1.31%	0.30%	13%
—	(0.88)	(0.88)	$23.04	(7.17)%	$431,313	1.33%	(0.32)%	28%

—	(0.41)	(0.41)	$27.51	(4.47)%	$57,875	2.04%	(0.87)%	17%
—	(1.57)	(1.57)	$29.23	3.86%	$51,794	2.05%	(1.07)%	16%
—	(2.06)	(2.06)	$29.70	38.64%	$46,476	2.06%	(0.76)%	43%
—	(0.95)	(0.95)	$22.94	12.04%	$29,917	2.06%	(0.45)%	13%
—	(0.88)	(0.88)	$21.34	(7.83)%	$31,664	2.08%	(1.07)%	28%

(0.20)	(0.41)	(0.61)	$31.28	(3.47)%	$882,350	1.02%	0.16%	17%
(0.06)	(1.57)	(1.63)	$33.04	4.86%	$659,199	1.05%	(0.06)%	16%
(0.10)	(2.06)	(2.16)	$33.10	40.08%	$550,844	1.06%	0.22%	43%
(0.15)	(0.95)	(1.10)	$25.21	13.17%	$298,473	1.06%	0.56%	13%
(0.03)	(0.88)	(0.91)	$23.27	(6.91)%	$314,149	1.04%	(0.03)%	28%

(0.24)	(0.41)	(0.65)	$31.29	(3.36)%	$221,624	0.90%	0.37%	17%
(0.10)	(1.57)	(1.67)	$33.05	5.06%	$157,665	0.90%	0.10%	16%
(0.14)	(2.06)	(2.20)	$33.09	40.25%	$101,026	0.91%	0.40%	43%
(0.20)	(0.95)	(1.15)	$25.20	13.34%	$63,439	0.91%	0.82%	13%

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	71

Small-Mid Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small-Mid Cap Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2015	$18.33	0.01	(C)	0.17	0.18
For the year ended December 31, 2014	$17.73	0.03	(C)	1.23	1.26
For the year ended December 31, 2013	$13.13	0.04	(C)	5.35	5.39
For the year ended December 31, 2012	$11.71	0.02	(C)	1.78	1.80
For the year ended December 31, 2011	$12.56	—	(D)	(0.53)	(0.53)

Class C
For the year ended December 31, 2015	$17.21	(0.12	)(C)	0.16	0.04
For the year ended December 31, 2014	$16.80	(0.10	)(C)	1.15	1.05
For the year ended December 31, 2013	$12.54	(0.07	)(C)	5.09	5.02
For the year ended December 31, 2012	$11.28	(0.07	)(C)	1.71	1.64
For the year ended December 31, 2011	$12.21	(0.06)		(0.55)	(0.61)

Class I
For the year ended December 31, 2015	$18.47	0.07	(C)	0.17	0.24
For the year ended December 31, 2014	$17.87	0.08	(C)	1.22	1.30
For the year ended December 31, 2013	$13.21	0.09	(C)	5.38	5.47
For the year ended December 31, 2012	$11.78	0.05	(C)	1.80	1.85
For the year ended December 31, 2011	$12.61	0.04		(0.54)	(0.50)

Class Y(F)
For the year ended December 31, 2015	$18.49	0.09	(C)	0.17	0.26
For the year ended December 31, 2014	$17.87	0.11	(C)	1.23	1.34
For the year ended December 31, 2013	$13.20	0.12	(C)	5.38	5.50
For the year ended December 31, 2012	$11.78	0.09	(C)	1.77	1.86

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

72	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Dividends from net investment income		Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(B)

(0.03)		(0.19)	(0.22)	$18.29	0.98%	$156,122	1.24%	0.06%		21%
(0.02)		(0.64)	(0.66)	$18.33	7.17%	$100,820	1.25%	0.18%		27%
(0.03)		(0.76)	(0.79)	$17.73	41.25%	$61,563	1.26%	0.27%		35%
—	(D)	(0.38)	(0.38)	$13.13	15.43%	$19,607	1.26%	0.15%		26%
—		(0.32)	(0.32)	$11.71	(4.19)%	$17,461	1.28%	—	%(E)	48%

—		(0.19)	(0.19)	$17.06	0.24%	$32,963	1.99%	(0.69)%		21%
—		(0.64)	(0.64)	$17.21	6.33%	$25,276	2.00%	(0.59)%		27%
—		(0.76)	(0.76)	$16.80	40.21%	$19,184	2.01%	(0.45)%		35%
—		(0.38)	(0.38)	$12.54	14.57%	$9,169	2.01%	(0.59)%		26%
—		(0.32)	(0.32)	$11.28	(4.89)%	$8,110	2.02%	(0.74)%		48%

(0.06)		(0.19)	(0.25)	$18.46	1.32%	$506,730	0.97%	0.35%		21%
(0.06)		(0.64)	(0.70)	$18.47	7.36%	$264,824	1.00%	0.42%		27%
(0.05)		(0.76)	(0.81)	$17.87	41.64%	$148,927	1.01%	0.54%		35%
(0.04)		(0.38)	(0.42)	$13.21	15.74%	$53,514	1.01%	0.42%		26%
(0.01)		(0.32)	(0.33)	$11.78	(3.86)%	$43,485	0.99%	0.29%		48%

(0.08)		(0.19)	(0.27)	$18.48	1.41%	$602,951	0.85%	0.48%		21%
(0.08)		(0.64)	(0.72)	$18.49	7.60%	$300,815	0.85%	0.62%		27%
(0.07)		(0.76)	(0.83)	$17.87	41.88%	$106,068	0.86%	0.73%		35%
(0.06)		(0.38)	(0.44)	$13.20	15.84%	$30,940	0.86%	0.68%		26%

(D)	Amount is less than $0.005.

(E)	Amount is less than 0.005%.

(F)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	73

Mid Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Mid Cap Fund(D)	Net asset value, beginning of period	Net investment income (loss) (A)	Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2015	$10.70	0.04	0.01	0.05
For the year ended December 31, 2014	$10.00	0.06	0.70	0.76

Class C
For the year ended December 31, 2015	$10.68	(0.03)	(0.01)	(0.04)
For the year ended December 31, 2014	$10.00	(0.03)	0.71	0.68

Class I
For the year ended December 31, 2015	$10.72	0.07	0.01	0.08
For the year ended December 31, 2014	$10.00	0.09	0.70	0.79

Class Y
For the year ended December 31, 2015	$10.73	0.08	0.01	0.09
For the year ended December 31, 2014	$10.00	0.09	0.71	0.80

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

74	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(C)

(0.04)	—	(0.04)	$10.71	0.44%	$3,082	1.14%	0.35%	29%
(0.06)	—	(0.06)	$10.70	7.57%	$2,120	1.15%	0.59%	28%

(0.01)	—	(0.01)	$10.63	(0.33)%	$78	1.89%	(0.32)%	29%
—	—	—	$10.68	6.80%	$22	1.90%	(0.25)%	28%

(0.06)	—	(0.06)	$10.74	0.74%	$3,337	0.87%	0.61%	29%
(0.07)	—	(0.07)	$10.72	7.91%	$2,743	0.90%	0.87%	28%

(0.07)	—	(0.07)	$10.75	0.84%	$12,077	0.75%	0.72%	29%
(0.07)	—	(0.07)	$10.73	8.02%	$11,419	0.75%	0.87%	28%

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(D)	Inception date of the Fund is December 31, 2013. Fund commenced public offering and investment operations on January 2, 2014.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	75

Large Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Large Cap Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2015	$22.71	0.19	(C)	(0.43)	(0.24)
For the year ended December 31, 2014	$21.49	0.21	(C)	2.01	2.22
For the year ended December 31, 2013	$16.54	0.18	(C)	5.79	5.97
For the year ended December 31, 2012	$14.96	0.22	(C)	1.62	1.84
For the year ended December 31, 2011	$14.78	0.18	(C)	0.17	0.35

Class C
For the year ended December 31, 2015	$21.77	0.02	(C)	(0.41)	(0.39)
For the year ended December 31, 2014	$20.68	0.04	(C)	1.93	1.97
For the year ended December 31, 2013	$15.98	0.03	(C)	5.58	5.61
For the year ended December 31, 2012	$14.46	0.10	(C)	1.56	1.66
For the year ended December 31, 2011	$14.29	0.06		0.16	0.22

Class I
For the year ended December 31, 2015	$22.83	0.25	(C)	(0.44)	(0.19)
For the year ended December 31, 2014	$21.58	0.27	(C)	2.03	2.30
For the year ended December 31, 2013	$16.61	0.24	(C)	5.80	6.04
For the year ended December 31, 2012	$15.01	0.26	(C)	1.63	1.89
For the year ended December 31, 2011	$14.82	0.22		0.17	0.39

Class Y(D)
For the year ended December 31, 2015	$22.84	0.28	(C)	(0.44)	(0.16)
For the year ended December 31, 2014	$21.59	0.31	(C)	2.02	2.33
For the year ended December 31, 2013	$16.60	0.26	(C)	5.83	6.09
For the year ended December 31, 2012	$15.01	0.30	(C)	1.62	1.92

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

76	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.18)	(0.85)	(1.03)	$21.44	(1.10)%	$1,122,165	1.04%	0.85%	20%
(0.19)	(0.81)	(1.00)	$22.71	10.42%	$1,182,155	1.05%	0.94%	24%
(0.16)	(0.86)	(1.02)	$21.49	36.33%	$878,903	1.06%	0.92%	21%
(0.21)	(0.05)	(0.26)	$16.54	12.29%	$617,407	1.06%	1.37%	28%
(0.17)	—	(0.17)	$14.96	2.35%	$593,124	1.12%	1.19%	16%

(0.04)	(0.85)	(0.89)	$20.49	(1.83)%	$84,550	1.79%	0.10%	20%
(0.07)	(0.81)	(0.88)	$21.77	9.60%	$83,781	1.80%	0.19%	24%
(0.05)	(0.86)	(0.91)	$20.68	35.33%	$53,241	1.81%	0.18%	21%
(0.09)	(0.05)	(0.14)	$15.98	11.49%	$33,305	1.81%	0.62%	28%
(0.05)	—	(0.05)	$14.46	1.55%	$30,465	1.87%	0.45%	16%

(0.24)	(0.85)	(1.09)	$21.55	(0.85)%	$1,803,130	0.77%	1.11%	20%
(0.24)	(0.81)	(1.05)	$22.83	10.74%	$1,606,797	0.80%	1.20%	24%
(0.21)	(0.86)	(1.07)	$21.58	36.60%	$1,295,477	0.81%	1.18%	21%
(0.24)	(0.05)	(0.29)	$16.61	12.62%	$791,031	0.81%	1.62%	28%
(0.20)	—	(0.20)	$15.01	2.60%	$684,156	0.83%	1.49%	16%

(0.27)	(0.85)	(1.12)	$21.56	(0.74)%	$430,568	0.65%	1.23%	20%
(0.27)	(0.81)	(1.08)	$22.84	10.89%	$373,711	0.65%	1.36%	24%
(0.24)	(0.86)	(1.10)	$21.59	36.87%	$302,458	0.66%	1.32%	21%
(0.28)	(0.05)	(0.33)	$16.60	12.79%	$224,073	0.66%	1.87%	28%

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(D)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	77

Select Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Select Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2015	$12.96	—	(C)(D)	(0.19)	(0.19)
For the year ended December 31, 2014	$13.00	0.05	(D)	1.38	1.43
For the year ended December 31, 2013	$10.45	0.05	(D)	4.48	4.53
For the year ended December 31, 2012	$9.69	0.12	(D)	0.97	1.09
For the year ended December 31, 2011	$9.99	0.08		(0.33)	(0.25)

Class C
For the year ended December 31, 2015	$12.54	(0.10	)(D)	(0.18)	(0.28)
For the year ended December 31, 2014	$12.67	(0.05	)(D)	1.34	1.29
For the year ended December 31, 2013	$10.25	(0.04	)(D)	4.38	4.34
For the year ended December 31, 2012	$9.51	0.04	(D)	0.95	0.99
For the year ended December 31, 2011	$9.83	0.02		(0.34)	(0.32)

Class I
For the year ended December 31, 2015	$12.95	0.03	(D)	(0.18)	(0.15)
For the year ended December 31, 2014	$12.97	0.09	(D)	1.38	1.47
For the year ended December 31, 2013	$10.43	0.09	(D)	4.46	4.55
For the year ended December 31, 2012	$9.68	0.15	(D)	0.96	1.11
For the year ended December 31, 2011	$9.98	0.11		(0.33)	(0.22)

Class Y(E)
For the year ended December 31, 2015	$12.96	0.05	(D)	(0.19)	(0.14)
For the year ended December 31, 2014	$12.99	0.10	(D)	1.39	1.49
For the year ended December 31, 2013	$10.43	0.11	(D)	4.48	4.59
For the year ended December 31, 2012	$9.68	0.17	(D)	0.96	1.13

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

78	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

—	(0.41)	(0.41)	$12.36	(1.44)%	$43,638	1.19%	(0.01)%	89%
(0.05)	(1.42)	(1.47)	$12.96	11.30%	$12,963	1.20%	0.36%	53%
(0.09)	(1.89)	(1.98)	$13.00	44.04%	$8,905	1.22%	0.42%	70%
(0.08)	(0.25)	(0.33)	$10.45	11.27%	$7,778	1.21%	1.15%	38%
(0.05)	—	(0.05)	$9.69	(2.53)%	$8,071	1.23%	0.92%	26%

—	(0.41)	(0.41)	$11.85	(2.21)%	$15,022	1.94%	(0.78)%	89%
—	(1.42)	(1.42)	$12.54	10.46%	$8,265	1.95%	(0.39)%	53%
(0.03)	(1.89)	(1.92)	$12.67	43.08%	$5,533	1.97%	(0.35)%	70%
—	(0.25)	(0.25)	$10.25	10.44%	$3,271	1.96%	0.41%	38%
—	—	—	$9.51	(3.26)%	$3,630	1.98%	0.15%	26%

—	(0.41)	(0.41)	$12.39	(1.14)%	$81,408	0.92%	0.25%	89%
(0.07)	(1.42)	(1.49)	$12.95	11.57%	$31,999	0.95%	0.64%	53%
(0.12)	(1.89)	(2.01)	$12.97	44.35%	$46,787	0.97%	0.66%	70%
(0.11)	(0.25)	(0.36)	$10.43	11.54%	$41,862	0.96%	1.44%	38%
(0.08)	—	(0.08)	$9.68	(2.25)%	$34,388	0.95%	1.21%	26%

—	(0.41)	(0.41)	$12.41	(1.06)%	$10,703	0.80%	0.35%	89%
(0.10)	(1.42)	(1.52)	$12.96	11.74%	$8,746	0.80%	0.76%	53%
(0.14)	(1.89)	(2.03)	$12.99	44.70%	$6,534	0.82%	0.82%	70%
(0.13)	(0.25)	(0.38)	$10.43	11.69%	$5,788	0.81%	1.62%	38%

(D)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	79

Long-Short Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Long-Short Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2015	$23.87	(0.11)	(0.29)	(0.40)
For the year ended December 31, 2014	$22.26	(0.08)	1.69	1.61
For the year ended December 31, 2013	$18.15	(0.05)	4.21	4.16
For the year ended December 31, 2012	$16.75	0.06	1.36	1.42
For the year ended December 31, 2011	$16.26	0.03	0.46	0.49

Class C
For the year ended December 31, 2015	$21.98	(0.27)	(0.26)	(0.53)
For the year ended December 31, 2014	$20.65	(0.23)	1.56	1.33
For the year ended December 31, 2013	$16.93	(0.19)	3.91	3.72
For the year ended December 31, 2012	$15.72	(0.07)	1.28	1.21
For the year ended December 31, 2011	$15.37	(0.08)	0.43	0.35

Class I
For the year ended December 31, 2015	$24.22	(0.05)	(0.29)	(0.34)
For the year ended December 31, 2014	$22.52	(0.02)	1.72	1.70
For the year ended December 31, 2013	$18.35	—	(E)	4.26	4.26
For the year ended December 31, 2012	$16.93	0.10	1.38	1.48
For the year ended December 31, 2011	$16.42	0.09	0.45	0.54

Class Y(G)
For the year ended December 31, 2015	$24.25	(0.02)	(0.29)	(0.31)
For the year ended December 31, 2014	$22.52	0.01	1.72	1.73
For the year ended December 31, 2013	$18.35	0.04	4.25	4.29
For the year ended December 31, 2012	$16.93	0.14	1.37	1.51

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.39% for Class A, 2.14% for Class C, 1.12% for Class I and 1.00% for Class Y.

See accompanying Notes to Financial Statements.

80	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(D)

—	(0.11)	(0.11)	$23.36	(1.67)%	$569,218	1.89%	(0.47)%		81%
—	—	—	$23.87	7.23%	$703,572	1.83%	(0.33)%		60%
(0.05)	—	(0.05)	$22.26	22.92%	$858,112	1.83%	(0.25)%		30%
(0.02)	—	(0.02)	$18.15	8.46%	$533,722	1.75%	0.32%		39%
—	—	—	$16.75	3.01%	$512,870	1.67%	0.21%		50%

—	(0.11)	(0.11)	$21.34	(2.40)%	$169,861	2.64%	(1.22)%		81%
—	—	—	$21.98	6.44%	$170,278	2.58%	(1.09)%		60%
—	—	—	$20.65	21.97%	$130,388	2.58%	(0.99)%		30%
—	—	—	$16.93	7.70%	$103,393	2.50%	(0.43)%		39%
—	—	—	$15.72	2.28%	$119,850	2.43%	(0.54)%		50%

—	(0.11)	(0.11)	$23.77	(1.40)%	$3,382,697	1.62%	(0.21)%		81%
—	—	—	$24.22	7.55%	$2,817,671	1.58%	(0.09)%		60%
(0.09)	—	(0.09)	$22.52	23.19%	$1,859,054	1.58%	—	%(F)	30%
(0.06)	—	(0.06)	$18.35	8.77%	$1,554,623	1.50%	0.58%		39%
(0.03)	—	(0.03)	$16.93	3.29%	$1,213,122	1.39%	0.52%		50%

—	(0.11)	(0.11)	$23.83	(1.27)%	$290,928	1.50%	(0.08)%		81%
—	—	—	$24.25	7.68%	$280,595	1.43%	0.06%		60%
(0.12)	—	(0.12)	$22.52	23.39%	$168,835	1.43%	0.18%		30%
(0.09)	—	(0.09)	$18.35	8.95%	$83,409	1.35%	0.79%		39%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Amount is less than $0.005.

(F)	Amount is less than 0.005%

(G)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	81

Research Opportunities Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Research Opportunities Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2015	$22.52	(0.06)	(1.14)	(1.20)
For the year ended December 31, 2014	$22.82	(0.07)	1.62	1.55
For the year ended December 31, 2013	$18.34	(0.10)	6.01	5.91
For the year ended December 31, 2012	$16.60	0.02	1.93	1.95

Class C
For the year ended December 31, 2015	$22.00	(0.21)	(1.11)	(1.32)
For the year ended December 31, 2014	$22.49	(0.24)	1.58	1.34
For the year ended December 31, 2013	$18.22	(0.26)	5.96	5.70
For the year ended December 31, 2012	$16.60	(0.09)	1.90	1.81

Class I
For the year ended December 31, 2015	$22.61	(0.01)	(1.13)	(1.14)
For the year ended December 31, 2014	$22.90	(0.01)	1.62	1.61
For the year ended December 31, 2013	$18.36	(0.04)	6.01	5.97
For the year ended December 31, 2012	$16.60	0.05	1.95	2.00

Class Y(F)
For the year ended December 31, 2015	$22.64	0.02	(1.14)	(1.12)
For the year ended December 31, 2014	$22.92	0.03	1.62	1.65
For the year ended December 31, 2013	$18.36	—	(E)	6.02	6.02
For the year ended December 31, 2012	$16.60	0.08	1.94	2.02

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.49% for Class A, 2.24% for Class C, 1.23% for Class I and 1.10% for Class Y.

See accompanying Notes to Financial Statements.

82	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Dividends from net investment income		Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(B)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

—		(1.62)	(1.62)	$19.70	(5.29)%	$8,637	1.83%	(0.27)%	147%
(0.02)		(1.83)	(1.85)	$22.52	6.96%	$9,492	1.74%	(0.29)%	57%
—		(1.43)	(1.43)	$22.82	32.43%	$6,836	1.77%	(0.45)%	72%
(0.02)		(0.19)	(0.21)	$18.34	11.73%	$1,120	1.63%	0.10%	35%

—		(1.62)	(1.62)	$19.06	(5.96)%	$5,097	2.58%	(0.96)%	147%
—		(1.83)	(1.83)	$22.00	6.17%	$668	2.49%	(1.03)%	57%
—		(1.43)	(1.43)	$22.49	31.48%	$494	2.52%	(1.19)%	72%
—		(0.19)	(0.19)	$18.22	10.91%	$148	2.38%	(0.51)%	35%

(0.04)		(1.62)	(1.66)	$19.81	(5.00)%	$26,186	1.57%	(0.03)%	147%
(0.07)		(1.83)	(1.90)	$22.61	7.21%	$49,920	1.49%	(0.05)%	57%
—(	D)	(1.43)	(1.43)	$22.90	32.76%	$43,018	1.52%	(0.17)%	72%
(0.05)		(0.19)	(0.24)	$18.36	12.03%	$15,978	1.38%	0.30%	35%

(0.10)		(1.62)	(1.72)	$19.80	(4.91)%	$15,285	1.44%	0.10%	147%
(0.10)		(1.83)	(1.93)	$22.64	7.37%	$17,307	1.34%	0.11%	57%
(0.03)		(1.43)	(1.46)	$22.92	32.99%	$15,468	1.37%	0.02%	72%
(0.07)		(0.19)	(0.26)	$18.36	12.17%	$11,572	1.23%	0.45%	35%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)	Amount is less than $0.005.

(F)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	83

Financial Long-Short Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Financial Long-Short Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2015	$19.61	—	(D)(E)	(0.92)	(0.92)
For the year ended December 31, 2014	$18.13	(0.02	)(E)	1.50	1.48
For the year ended December 31, 2013	$13.24	(0.05	)(E)	4.94	4.89
For the year ended December 31, 2012	$10.51	0.06	(E)	2.74	2.80
For the year ended December 31, 2011	$12.18	0.02		(1.65)	(1.63)

Class C
For the year ended December 31, 2015	$18.26	(0.13	)(E)	(0.85)	(0.98)
For the year ended December 31, 2014	$17.00	(0.15	)(E)	1.41	1.26
For the year ended December 31, 2013	$12.51	(0.17	)(E)	4.66	4.49
For the year ended December 31, 2012	$9.96	(0.02	)(E)	2.57	2.55
For the year ended December 31, 2011	$11.58	(0.07	)(E)	(1.55)	(1.62)

Class I
For the year ended December 31, 2015	$19.57	0.05	(E)	(0.91)	(0.86)
For the year ended December 31, 2014	$18.10	0.02	(E)	1.50	1.52
For the year ended December 31, 2013	$13.18	(0.02	)(E)	4.94	4.92
For the year ended December 31, 2012	$10.47	0.10	(E)	2.72	2.82
For the year ended December 31, 2011	$12.14	0.07		(1.67)	(1.60)

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	This fund invests in short positions and as such incurs certain expenses and fees. If such expenses and fees had not occurred, the ratios of total expenses to average net assets would have been 1.50% for Class A, 2.25% for Class C and 1.23% for Class I.

See accompanying Notes to Financial Statements.

84	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets(B)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(C)

(0.07)	—	(0.07)	$18.62	(4.67)%	$10,760	1.85%	0.02%	63%
—	—	—	$19.61	8.16%	$12,043	1.74%	(0.10)%	51%
—	—	—	$18.13	36.93%	$17,852	1.70%	(0.31)%	66%
(0.07)	—	(0.07)	$13.24	26.62%	$7,862	1.76%	0.49%	58%
(0.04)	—	(0.04)	$10.51	(13.39)%	$6,650	1.66%	0.14%	52%

—	—	—	$17.28	(5.37)%	$1,845	2.60%	(0.75)%	63%
—	—	—	$18.26	7.41%	$2,233	2.49%	(0.86)%	51%
—	—	—	$17.00	35.89%	$2,958	2.45%	(1.06)%	66%
—	—	—	$12.51	25.60%	$820	2.51%	(0.20)%	58%
—	—	—	$9.96	(13.99)%	$795	2.41%	(0.60)%	52%

(0.12)	—	(0.12)	$18.59	(4.40)%	$14,812	1.58%	0.24%	63%
(0.05)	—	(0.05)	$19.57	8.42%	$15,310	1.49%	0.12%	51%
—	—	—	$18.10	37.33%	$10,817	1.45%	(0.12)%	66%
(0.11)	—	(0.11)	$13.18	26.94%	$3,931	1.51%	0.85%	58%
(0.07)	—	(0.07)	$10.47	(13.21)%	$1,584	1.37%	0.47%	52%

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(D)	Amount is less than $0.005.

(E)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	85

Strategic Income Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Strategic Income Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations

Class A
For the year ended December 31, 2015	$10.94	0.58	(C)	(0.44)		0.14
For the year ended December 31, 2014	$11.19	0.51	(C)	(0.28)		0.23
For the year ended December 31, 2013	$11.18	0.56	(C)	—	(D)	0.56
For the year ended December 31, 2012	$10.79	0.62	(C)	0.39		1.01
For the year ended December 31, 2011	$10.86	0.65		(0.09)		0.56

Class C
For the year ended December 31, 2015	$10.92	0.49	(C)	(0.43)		0.06
For the year ended December 31, 2014	$11.17	0.42	(C)	(0.27)		0.15
For the year ended December 31, 2013	$11.17	0.47	(C)	—	(D)	0.47
For the year ended December 31, 2012	$10.78	0.53	(C)	0.40		0.93
For the year ended December 31, 2011	$10.85	0.56		(0.08)		0.48

Class I
For the year ended December 31, 2015	$10.91	0.60	(C)	(0.43)		0.17
For the year ended December 31, 2014	$11.16	0.54	(C)	(0.27)		0.27
For the year ended December 31, 2013	$11.16	0.58	(C)	—	(D)	0.58
For the year ended December 31, 2012	$10.77	0.64	(C)	0.40		1.04
For the year ended December 31, 2011	$10.84	0.67		(0.08)		0.59

Class Y(E)
For the year ended December 31, 2015	$10.91	0.62	(C)	(0.44)		0.18
For the year ended December 31, 2014	$11.16	0.55	(C)	(0.27)		0.28
For the year ended December 31, 2013	$11.15	0.60	(C)	—	(D)	0.60
For the year ended December 31, 2012	$10.77	0.66	(C)	0.38		1.04

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

86	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.55)	—	(0.55)	$10.53	1.19%	$44,354	0.95%	5.24%	48%
(0.48)	—	(0.48)	$10.94	2.10%	$31,282	1.00%	4.52%	56%
(0.55)	—	(0.55)	$11.19	5.13%	$39,801	1.02%	5.00%	60%
(0.62)	—	(0.62)	$11.18	9.55%	$44,374	1.02%	5.57%	33%
(0.63)	—	(0.63)	$10.79	5.21%	$38,895	1.02%	5.80%	36%

(0.47)	—	(0.47)	$10.51	0.44%	$23,649	1.70%	4.47%	48%
(0.40)	—	(0.40)	$10.92	1.37%	$24,088	1.75%	3.80%	56%
(0.47)	—	(0.47)	$11.17	4.26%	$26,126	1.77%	4.25%	60%
(0.54)	—	(0.54)	$11.17	8.76%	$27,801	1.77%	4.81%	33%
(0.55)	—	(0.55)	$10.78	4.48%	$23,717	1.77%	5.06%	36%

(0.58)	—	(0.58)	$10.50	1.49%	$247,522	0.68%	5.51%	48%
(0.52)	—	(0.52)	$10.91	2.38%	$148,737	0.75%	4.82%	56%
(0.58)	—	(0.58)	$11.16	5.30%	$117,009	0.77%	5.24%	60%
(0.65)	—	(0.65)	$11.16	9.83%	$103,738	0.77%	5.81%	33%
(0.66)	—	(0.66)	$10.77	5.53%	$83,418	0.73%	6.10%	36%

(0.59)	—	(0.59)	$10.50	1.60%	$18,013	0.56%	5.62%	48%
(0.53)	—	(0.53)	$10.91	2.54%	$15,831	0.60%	4.96%	56%
(0.59)	—	(0.59)	$11.16	5.55%	$3,927	0.62%	5.35%	60%
(0.66)	—	(0.66)	$11.15	9.90%	$2,515	0.62%	5.95%	33%

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	87

Diamond Hill Funds

Notes to Financial Statements

December 31, 2015

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Mid Cap Fund (“Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Research Opportunities Fund (“Research Opportunities Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”) and Diamond Hill Strategic Income Fund (“Strategic Income Fund”), are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company and thus follows accounting and reporting guidance for investment companies. Each Fund is a diversified series of the Trust.

Effective June 12, 2015, the Long-Short Fund closed to most new investors. Effective December 31, 2015, the Small Cap Fund closed to most new investors.

With the exception of the Financial Long-Short Fund, the Funds offer four classes of shares: Class A, Class C, Class I and Class Y. The Financial Long-Short Fund offers three classes of shares: Class A, Class C and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price except for Strategic Income Fund which is 3.50%. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within a year of the purchase date.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

88	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Investments in other investment companies are valued at their reported net asset value. In each of these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, which may approximate fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event occurs that materially affects the furnished price) are valued by the Fair Value Committee. In these cases, the Fair Value Committee, established and appointed by the Trustees, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board of Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds’ net asset values are calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

Approximately 0.3% of the Strategic Income Fund’s December 31, 2015 net assets are being valued using estimates provided by the Fair Value Committee.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Levels 1, 2 or 3 as of December 31, 2015 based on input levels assigned at December 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Investments in Securities: (Assets)
Small Cap Fund
Common Stocks*	$1,321,331,242	$—
Registered Investment Companies	513,064,166	—

Total	1,834,395,408	—
Small-Mid Cap Fund
Common Stocks*	1,179,024,182	—
Registered Investment Companies	286,287,202	—

Total	1,465,311,384	—
Mid Cap Fund
Common Stocks*	17,099,500	—
Registered Investment Companies	6,897,989	—

Total	23,997,489	—
Large Cap Fund
Common Stocks*	3,403,954,376	—
Registered Investment Companies	74,193,410	—

Total	3,478,147,786	—

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Select Fund
Common Stocks*	$147,119,354	$—
Registered Investment Companies	40,178,864	—

Total	187,298,218	—
Long-Short Fund
Common Stocks*	3,661,897,692	—
Registered Investment Companies	1,582,584,175	—

Total	5,244,481,867	—
Research Opportunities Fund
Common Stocks*	53,722,114	562,266
Corporate Bonds*	—	1,893,625
Registered Investment Companies	15,985,758	—

Total	69,707,872	2,455,891
Financial Long-Short Fund
Common Stocks*	25,699,803	—
Registered Investment Companies	8,739,277	—

Total	34,439,080	—
Strategic Income Fund
Collateralized Debt Obligations	—	943,266
Corporate Bonds*	—	275,121,948
Registered Investment Companies	58,050,739	—

Total	58,050,739	276,065,214

Investments in Securities Sold Short: (Liabilities)
Long-Short Fund
Common Stocks*	(836,470,454)	—
Registered Investment Company	(131,726,934)	—

Total	(968,197,388)	—
Research Opportunities Fund
Common Stocks*	(11,124,763)	—
Financial Long-Short Fund
Common Stocks*	(3,226,240)	—

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

The Funds did not hold any Level 3 securities during the year ended December 31, 2015.

Short sales — The Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Strategic Income Fund are permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales is maintained by the custodian and is used as collateral. It is included as “Cash deposits with custodian for securities sold short” on the Statements of Assets & Liabilities and “Segregated Cash With Custodian” on the Schedules of Investments.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause a Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of the Funds’ investment advisor, Diamond Hill Capital Management, Inc. (“DHCM”) to accurately anticipate the future value of a security.

Securities lending — Under the terms of the securities lending agreement with State Street Bank and Trust Company (“State Street”), State Street is authorized to loan securities on behalf of the Funds to approved borrowers. The contractual maturity of securities lending transactions are on an overnight and continuous basis. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in short-term instruments as noted in each Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to borrowers, the Funds each retain 85% of their respective net securities lending income and pay State Street the remaining 15%.

As of December 31, 2015, the fair value of securities loaned and the collateral held were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral Received
Small Cap Fund	$168,281,666	$173,063,700
Small-Mid Cap Fund	154,410,593	158,330,851
Mid Cap Fund	5,257,506	5,381,516

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

	Fair Value of Securities Loaned	Fair Value of Collateral Received
Large Cap Fund	$21,728,282	$22,216,363
Select Fund	35,333,834	36,200,105
Long-Short Fund	850,920,868	869,849,277
Research Opportunities Fund	15,534,005	15,985,758
Financial Long-Short Fund	7,365,041	7,536,021
Strategic Income Fund	21,177,235	22,253,070

Security transactions — Throughout the reporting period, investment transactions are recorded no later than the first business day following trade date. For financial reporting purposes, investments are reported on trade date on the last business day of the reporting period. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — Each Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2012 through 2015) and have concluded that no provision for income tax is required in their financial statements.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Strategic Income Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, and Financial Long-Short Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. These

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Foreign securities country risk — Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be higher when investing in emerging markets. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments in the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Investment Transactions

For the year ended December 31, 2015, purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$ 489,846,791	$ 220,873,181
Small-Mid Cap Fund	808,431,276	188,938,129
Mid Cap Fund	7,774,745	4,788,241

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

	Purchases	Sales
Large Cap Fund	$ 940,529,274	$ 656,989,018
Select Fund	225,894,177	104,653,499
Long-Short Fund	2,435,544,553	2,062,044,980
Research Opportunities Fund	93,677,439	98,982,001
Financial Long-Short Fund	19,941,146	15,321,502
Strategic Income Fund	196,539,139	112,798,407

The Funds pay commissions on the purchase and sale of investment securities. The commissions are treated as transaction costs and, therefore, are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. The Funds paid the following commissions during the year ended December 31, 2015:

	Total Commissions	Commissions as a % of Average Net Assets
Small Cap Fund	$340,587	0.02%
Small-Mid Cap Fund	561,429	0.06%
Mid Cap Fund	5,208	0.03%
Large Cap Fund	566,255	0.02%
Select Fund	117,765	0.09%
Long-Short Fund	1,974,750	0.05%
Research Opportunities Fund	92,311	0.11%
Financial Long-Short Fund	14,784	0.05%

Investment Advisory Fees and Other Transactions with Affiliates

As of December 31, 2015, the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Strategic Income Fund each receive investment management and advisory services from DHCM under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.65%, 0.55%, 0.70%, 0.90%, 1.00%, 1.00% and 0.45% of the Fund’s average daily net assets, respectively. Prior to February 28, 2015, the annual rate for the Strategic Income Fund was 0.50% of the Fund’s average daily net assets. The advisory agreements are subject to annual approval by the Board of Trustees. In addition, each Fund entered into an administrative services agreement whereby DHCM is paid a fee at an annual rate of 0.24% for Class A Shares and Class C Shares, 0.21% for Class I Shares and 0.10% for Class Y shares of each class’ average daily net assets. Prior to July 1, 2015, the fees paid by Class I shares under the administrative services agreement was 0.24% of each class’

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

average daily net assets. These administrative fees are used to pay most of the Funds’ operating expenses except advisory fees, distribution fees, custody fees, brokerage fees, taxes, interest and dividend expense on securities sold short and extraordinary expenses.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan on behalf of each Fund’s Class A and Class C Shares (the “Plan”). Under the Plan, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay distribution and shareholder-servicing fees at an annual rate of 0.75% and 0.25%, respectively, of Class C’s average daily net assets. Class I and Class Y shares are not subject to any distribution or shareholder-servicing fees. The Trust entered into a Distribution Agreement on behalf of the Funds with BHIL Distributors, Inc. (“Distributor”), an affiliate of DHCM. Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

For the year ended December 31, 2015, the Distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

Small Cap Fund	$17,858
Small-Mid Cap Fund	13,224
Large Cap Fund	46,924
Select Fund	15,314
Long-Short Fund	53,206
Research Opportunities Fund	175
Financial Long-Short Fund	1,270
Strategic Income Fund	7,031

DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds for the year ended December 31, 2015 as follows:

Small Cap Fund	$1,075
Small-Mid Cap Fund	1,134
Large Cap Fund	2,388
Select Fund	1,138
Long-Short Fund	3,497
Research Opportunities Fund	101
Strategic Income Fund	1,738

Certain Officers of the Trust are affiliated with DHCM or the Distributor. Such Officers receive no compensation from the Funds for serving in their respective roles.

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

Trustee Fees

The Independent Trustees are compensated for their services to the Funds by DHCM as part of the administration services agreement. Collectively, the Independent Trustees were paid $362,500 in fees during the year ended December 31, 2015.

Commitments and Contingencies

The Funds indemnify the Trust’s Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets, as items such as short-term capital gains are treated as ordinary income for tax purposes.

The tax character of distributions paid during 2015 was as follows:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund	Select Fund
Distributions paid from:
Ordinary income	$8,403,924	$3,498,225	$108,238	$34,363,450	$359,589
Long-term capital gains	21,408,776	13,087,774	—	129,116,454	4,592,466

Total distributions	$29,812,700	$16,585,999	$108,238	$163,479,904	$4,952,055

		Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Distributions paid from:
Ordinary income		$—	$340,851	$134,211	$13,617,414
Long-term capital gains		20,786,215	4,092,364	—	—

Total distributions		$20,786,215	$4,433,215	$134,211	$13,617,414

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

The following information is computed on a tax basis for each item as of December 31, 2015:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund	Select Fund
Net unrealized appreciation (depreciation) on portfolio investments	$212,255,508	$44,137,744	$845,840	$639,704,687	$(6,758,361)
Undistributed ordinary income	—	—	7,395	2,113,996	666,648
Undistributed capital gains	38,108,187	13,155,779	—	43,928,487	1,206,738
Capital loss carryforwards	—	—	(44,539)	—	—
Late-year ordinary losses deferred	(2,468,339)	—	—	—	—

Accumulated earnings (deficit)	$247,895,356	$57,293,523	$808,696	$685,747,170	$(4,884,975)

		Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Net unrealized appreciation (depreciation) on portfolio investments		$512,410,508	$(1,070,244)	$282,885	$(16,992,688)
Undistributed ordinary income		—	—	31,152	943,989
Undistributed capital gains		—	10,325	—	—
Capital loss carryforwards		—	—	(5,761,578)	(10,806,004)
Post-October capital losses deferred		(2,443,579)	(356,313)	—	—
Late-year ordinary losses deferred		—	(115,290)	—	—

Accumulated earnings (deficit)		$509,966,929	$(1,531,522)	$(5,447,541)	$(26,854,703)

Qualified late-year losses (Late-year Ordinary losses and Post October Capital losses listed above) incurred after October 31, 2015 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year.

As of December 31, 2015, the Funds’ federal tax cost of investment securities and net unrealized appreciation (depreciation) were as follows:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund	Select Fund
Tax cost of portfolio investments	$1,622,112,910	$1,421,164,046	$23,151,445	$2,838,443,099	$194,056,579

Gross unrealized appreciation	294,729,658	118,320,854	1,914,382	733,444,339	9,465,383
Gross unrealized depreciation	(82,447,160)	(74,173,516)	(1,068,338)	(93,739,652)	(16,223,744)

Net unrealized appreciation (depreciation) on portfolio investments	$212,282,498	$44,147,338	$846,044	$639,704,687	$(6,758,361)

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Tax cost of long portfolio investments	$4,673,404,782	$72,688,141	$33,785,416	$351,108,641

Gross unrealized appreciation	690,857,465	6,918,530	2,694,335	1,062,325
Gross unrealized depreciation	(119,780,380)	(7,442,908)	(2,040,671)	(18,055,013)

Net unrealized appreciation (depreciation) on long portfolio investments	$571,077,085	$(524,378)	$653,664	$(16,992,688)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of the latest tax year ended December 31, 2015, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expire. The Mid Cap Fund has a short-term CLCF of $44,539 that is not subject to expiration.

CLCFs subject to expiration:

	Amount	Expires December 31,
Financial Long-Short Fund	$5,761,578	2017

	$5,761,578

Strategic Income Fund	$5,534,150	2016
	5,271,854	2017

	$10,806,004

As of the latest tax year ended December 31, 2015, Mid Cap Fund, Long-Short Fund, Financial Long-Short Fund and Strategic Income Fund utilized $18,308, $118,576,181, $3,311,081 and $668,171, respectively, of CLCFs.

Reclassification of capital accounts — Reclassifications result primarily from the difference in the tax treatment of net investment losses, distributions in excess of net investment income, utilization of earnings and profits on shareholder redemptions, investments in REITS and publicly traded partnerships. The following reclassifications have no impact on

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2015

the net assets or net asset value per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Small Cap Fund	$2,554,834	$3,751,221	$(6,306,055)
Small-Mid Cap Fund	1,030,862	1,093,552	(2,124,414)
Mid Cap Fund	(3,464)	2,633	831
Large Cap Fund	15,916,530	4,810	(15,921,340)
Select Fund	890,997	(341,863)	(549,134)
Long-Short Fund	(10,776,344)	11,874,489	(1,098,145)
Research Opportunities Fund	1,850,406	174,777	(2,025,183)
Financial Long-Short Fund	(88,469)	93,674	(5,205)

Subsequent Events

The Funds evaluated events from December 31, 2015 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements, other than disclosed below:

Effective January 1, 2016, the administrative fee for all Class I shares decreased from 0.21% to 0.20%. The management fee of the Large Cap Fund decreased from 0.55% to 0.50%.

On January 4, 2016, the Diamond Hill High Yield Fund commenced public offering and investment operations. The investment objective of the Diamond Hill High Yield Fund is high current income with the opportunity for capital appreciation. The Diamond Hill High Yield Fund is co-managed by William Zox and John McClain.

Effective February 28, 2016, the Diamond Hill Strategic Income Fund’s name will change to the Diamond Hill Corporate Credit Fund.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Diamond Hill Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diamond Hill Funds (comprising, respectively, the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Financial Long-Short Fund, and Diamond Hill Strategic Income Fund) (collectively, the “Funds”) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Diamond Hill Funds at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 24, 2016

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Diamond Hill Funds

Other Items

December 31, 2015 (Unaudited)

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2015 qualify for the corporate dividends received deduction:

Small Cap Fund	100.00%
Small-Mid Cap Fund	100.00%
Mid Cap Fund	100.00%
Large Cap Fund	100.00%
Select Fund	46.88%
Research Opportunities Fund	100.00%
Financial Long-Short Fund	100.00%

Qualified Dividend Income

The Funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2015.

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Diamond Hill Funds

Other Items

December 31, 2015 (Unaudited) (Continued)

Capital Gain Distribution

For the year ended December 31, 2015, the following Funds designated long-term capital gain distributions:

Small Cap Fund	$21,408,775
Small-Mid Cap Fund	13,087,774
Large Cap Fund	129,116,454
Select Fund	4,592,466
Long-Short Fund	20,786,215
Research Opportunities Fund	4,092,364

Trustee Approval of Investment Advisory Agreement

The Trustees of Diamond Hill Funds (the “Trust”), considered a broad range of information specifically requested and relating to its consideration of the continuance of the investment advisory agreement at regularly scheduled meetings on July 22, 2015, and August 20, 2015. By a unanimous vote, the Trustees approved the Amended and Restated Investment Management Agreement (“Management Agreement”) between the Trust and Diamond Hill Capital Management, Inc. (the “Adviser”), for each series of the Trust (each separately, a “Fund”). The following disclosure encompasses the discussion at the August 20, 2015, meeting. The Trustees discussed the following factors, on a Fund-by-Fund basis, in connection with the Trust’s Management Agreement:

a)	Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by the Adviser under the Management Agreement, including a review of the services provided thereunder, the fee rates, fees paid, and expenses assumed. They also considered the Adviser’s overall reputation, integrity and mission to serve its clients through a disciplined intrinsic-value-based approach to investment that aligns the Adviser’s interests with those of its clients. The Trustees noted the qualifications of the investment staff and other key personnel of the Adviser and that the Adviser continues to invest significant resources in human capital and attract and retain top talent. The Trustees also reviewed the Adviser’s succession plan for key investment and management staff. In addition, the Trustees reviewed information related to the compensation structure for portfolio managers and other key investment personnel.

In evaluating the performance of each Fund, the Trustees reviewed each Fund’s absolute performance, performance relative to its passive benchmark, and performance relative to its peer group as of June 30, 2015. The Trustees noted that the performance results for the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, and Select Fund

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Diamond Hill Funds

Other Items

December 31, 2015 (Unaudited) (Continued)

(collectively, the “Long-Only Equity Funds”) are competitive with the results for the peer group, especially for the five-year time period. They also noted that, with the exception of the Select Fund, the Long-Only Equity Funds failed to exceed the returns of the benchmark indices for the five-year time period, but this is consistent with the peer group. Turning to the investment results for the Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Strategic Income Fund, the Trustees noted that the Research Opportunities Fund underperformed the Russell 3000 Index for the since-inception, five-year, three-year, and one-year periods, noting, however, that the Research Opportunities Fund’s average net market exposure for time periods was much less than the 100% of the Russell 3000 Index. With respect to the Strategic Income Fund, the Trustees noted that investment results exceeded the relative benchmark for all periods shown. With the exception of the Mid-Cap Fund and the Research Opportunities Fund, since-inception performance for the other Funds exceeded the benchmarks, with since-inception results for the Long-Only Equity Funds in the top decile. In addition, the Trustees discussed the methodology for selecting funds to be included in each Fund’s respective peer group and the appropriateness of the benchmarks against which Fund performance is measured.

b)	Reasonableness of Investment Advisory Fees. The Trustees noted that the contractual fee rates under the Management Agreement were below both the average and median rates of comparable funds within each Fund’s respective peer group.

c)	Reasonableness of Total Expenses. The Trustees noted that the total expenses of each class of shares of each of the Funds, with one exception, were at or below the average total expenses of comparable funds within each Fund’s respective peer group.

d)	Reasonableness of Investment Advisory Fees as Compared to Fees Charged to Other Clients. The Trustees reviewed the fees paid by each of the Adviser’s other clients, as well as a summary of the differences in services provided and how these differences affect fees, including the difference between acting as an adviser versus a sub-adviser. With limited exceptions, investment advisory fees charged by the Adviser to the Funds were comparable to the investment advisory fees the Adviser charges to its other similarly managed accounts (i.e. private partnerships and separately managed accounts).

e)	Profitability. The Trustees noted the reasonableness of each Fund’s profitability to the Adviser and the Adviser’s methodology for calculating its profitability. The Trustees noted that the Adviser is also the administrator to the Funds (under the Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement (“Administrative Agreement”)) and the Trustees reviewed a separate profitability analysis relating to the administrative services provided to the Funds. The Trustees concluded that the Adviser’s pre-tax profit margin under the Management Agreement and the administration margin and pro-forma administration margin under the Administrative Agreement represented a fair and entrepreneurial profit for managing the Funds.

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Diamond Hill Funds

Other Items

December 31, 2015 (Unaudited) (Continued)

f)	Economies of Scale. The Trustees reviewed the potential extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. They noted that while many advisory firms reduce fees as assets under management increase with predetermined break points, the Adviser has adopted a different strategy. The Trustees considered that rather than instituting break points, the Adviser has targeted its advisory fees to correspond to its mission to add value, meaning that rather than charging a lower fee on assets above a certain level, the Adviser prefers to close a strategy to new investors so that it can efficiently manage the Fund’s assets and attempt to fulfill its responsibility to add value to existing investors. The Trustees also noted that the Adviser has a history of voluntarily reducing its fees under the Administrative Agreement when asset growth allows for the sharing of economies of scale.

g)	Ancillary Benefits. The Trustees considered ancillary benefits received by the Adviser as a result of its relationship with the Funds, including the ability to negotiate favorable commissions rates and have access to research that benefits all of the Adviser’s clients, the ability to serve as sub-adviser to other mutual funds, and the ability to launch an exchange-traded fund. The Trustees noted that the Adviser is the administrator to the Funds (under the Administrative Agreement) and is expected to earn fees from the Funds for providing administrative services. The fees were shown separately in the profitability analysis presented to the Trustees. The Trustees noted that affiliates of the Adviser also have the ability to leverage these administrative services to other non-affiliated funds. The Trustees also considered revenue and expenses of the Administrator for providing financing arrangements related to the payment of commissions to financial intermediaries for the sale of Class C Shares of the Funds.

In their deliberations, there was a comprehensive consideration of each of the factors above in connection with each Fund, and the Trustees, all of whom qualify as Independent Trustees under the 1940 Act, concluded the compensation to be received by the Adviser from each Fund was fair and reasonable and the continuance of the Management Agreement was in the best interests of each Fund and its shareholders.

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Diamond Hill Funds

Schedule of Shareholder Expenses

Hypothetical Example of a $1,000 Investment at Beginning of Period

(Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges (loads) as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or other fees that may apply, such as fees for low balance accounts. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at July 1, 2015 and held for the entire period from July 1, 2015 through December 31, 2015.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Small Cap Fund
Class A	1,000.00	1,000.00	938.60	1,018.70	6.30	6.56	1.29
Class C	1,000.00	1,000.00	935.10	1,014.92	9.95	10.36	2.04
Class I	1,000.00	1,000.00	939.90	1,020.11	4.94	5.14	1.01
Class Y	1,000.00	1,000.00	940.50	1,020.67	4.40	4.58	0.90
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	960.50	1,018.95	6.13	6.31	1.24
Class C	1,000.00	1,000.00	956.80	1,015.17	9.82	10.11	1.99
Class I	1,000.00	1,000.00	962.10	1,020.37	4.75	4.89	0.96
Class Y	1,000.00	1,000.00	962.60	1,020.92	4.20	4.33	0.85

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Diamond Hill Funds

Schedule of Shareholder Expenses

Hypothetical Example of a $1,000 Investment at Beginning of Period

(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Mid Cap Fund Class
Class A	1,000.00	1,000.00	961.30	1,019.46	5.64	5.80	1.14
Class C	1,000.00	1,000.00	958.10	1,015.68	9.33	9.60	1.89
Class I	1,000.00	1,000.00	963.40	1,020.87	4.26	4.38	0.86
Class Y	1,000.00	1,000.00	963.50	1,021.42	3.71	3.82	0.75
Large Cap Fund
Class A	1,000.00	1,000.00	971.90	1,019.96	5.17	5.30	1.04
Class C	1,000.00	1,000.00	968.30	1,016.18	8.88	9.10	1.79
Class I	1,000.00	1,000.00	973.10	1,021.37	3.78	3.87	0.76
Class Y	1,000.00	1,000.00	973.80	1,021.93	3.23	3.31	0.65
Select Fund
Class A	1,000.00	1,000.00	922.90	1,019.21	5.77	6.06	1.19
Class C	1,000.00	1,000.00	919.20	1,015.43	9.38	9.86	1.94
Class I	1,000.00	1,000.00	924.40	1,020.62	4.41	4.63	0.91
Class Y	1,000.00	1,000.00	924.50	1,021.17	3.88	4.08	0.80
Long-Short Fund
Class A	1,000.00	1,000.00	975.50	1,015.32	9.76	9.96	1.96
Class C	1,000.00	1,000.00	972.00	1,011.54	13.47	13.74	2.71
Class I	1,000.00	1,000.00	977.10	1,016.74	8.37	8.54	1.68
Class Y	1,000.00	1,000.00	977.60	1,017.29	7.83	7.98	1.57
Research Opportunities Fund
Class A	1,000.00	1,000.00	915.00	1,015.58	9.22	9.70	1.91
Class C	1,000.00	1,000.00	912.20	1,011.80	12.82	13.49	2.66
Class I	1,000.00	1,000.00	916.70	1,017.04	7.83	8.24	1.62
Class Y	1,000.00	1,000.00	916.90	1,017.54	7.34	7.73	1.52
Financial Long-Short Fund
Class A	1,000.00	1,000.00	947.50	1,015.53	9.42	9.75	1.92
Class C	1,000.00	1,000.00	943.70	1,011.75	13.08	13.54	2.67
Class I	1,000.00	1,000.00	948.70	1,017.04	7.96	8.24	1.62
Strategic Income Fund
Class A	1,000.00	1,000.00	975.60	1,020.47	4.68	4.79	0.94
Class C	1,000.00	1,000.00	971.60	1,016.69	8.40	8.59	1.69
Class I	1,000.00	1,000.00	977.00	1,021.88	3.29	3.36	0.66
Class Y	1,000.00	1,000.00	977.60	1,022.43	2.74	2.80	0.55

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

You can find more information about the Fund’s expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. The standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

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Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust.

INDEPENDENT TRUSTEES:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) At Least The Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Tamara L. Fagely Year of Birth: 1958	Trustee	Since November 2014	Retired, January 2014 to present; Chief Operations Officer, Hartford Funds, 2012 to 2013; Chief Financial Officer, Hartford Funds, 2010 to 2012; Treasurer, Hartford Funds, 2001 to 2012.	10	None

Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Partner in Charge, Columbus Ohio Office, Jones Day, January 2009 to present.	10	None

D’Ray Moore Rice Year of Birth: 1959	Chairman Trustee	Since February 2014 Since August 2007	Retired, Community Volunteer, November 2001 to present. Independent Trustee of Advisors Investment Trust, July 2011 to present.	10	Advisors Investment Trust, July 2011 to present

Peter E. Sundman Year of Birth: 1959	Trustee	Since November 2012	Retired 2012 to present; Chief Executive Officer, ClearBridge Advisors, LLC, 2009 to 2011.	10	None

PRINCIPAL OFFICERS:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) At Least the Last 5 Years

Thomas E. Line Year of Birth: 1967	Chief Executive Officer	Since November 2014	Chief Financial Officer and Treasurer of Diamond Hill Investment Group, Inc., from January 2015 to present. Managing Director – Finance of Diamond Hill Investment Group, Inc., April 2014 to January 2015; Chief Operating Officer of Lancaster Pollard & Company, January 2012 to April 2014; Managing Director and Chief Financial Officer of Red Capital Group, October 2005 to January 2012.

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Diamond Hill Funds

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) At Least the Last 5 Years

Gary R. Young Year of Birth: 1969	President	Since November 2014	Secretary of the Trust, May 2004 to November 2014; Chief Administrative Officer of the Trust, October 2010 to November 2014; Managing Director — Administration, January 2015 to present; Chief Compliance Officer of Diamond Hill Capital Management Inc., October 2010 to present; Controller of Diamond Hill Investment Group, Inc., April 2004 to March 2015.

Karen R. Colvin Year of Birth: 1966	Vice President Secretary	Since November 2011 Since November 2014	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present.

Trent M. Statczar Year of Birth: 1971	Treasurer	Since October 2010	Director, Beacon Hill Fund Services, Inc., 2008 to present.

Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer	Since May 2014	Director, Beacon Hill Fund Services, Inc., September 2011 to present; Vice President, JPMorgan Distribution Services, Inc., 2006 to 2011.

Dana A. Gentile Year of Birth: 1962	Assistant Secretary	Since May 2013	Director, Beacon Hill Fund Services, Inc., 2013 to present; Senior Vice President, Citi Fund Services Ohio, Inc., 1987 to 2013.

Lori K. Cramer Year of Birth: 1967	Assistant Secretary	Since May 2014	Director, Beacon Hill Fund Services, Inc., March 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to March 2014.

Troy A. Sheets Year of Birth: 1971	Assistant Treasurer	Since October 2010	Director, Beacon Hill Fund Services, Inc., 2009 to present.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard — Suite 200, Columbus, Ohio 43215.

[2]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal or retirement. Trustees have a 15-year term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal or retirement.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2015	|	DIAMOND-HILL.COM	109

INVESTMENT ADVISER: DIAMOND HILL CAPITAL MANAGEMENT, INC.

DISTRIBUTOR: BHIL DISTRIBUTORS, INC. (MEMBER FINRA), AN AFFILIATE OF THE DIAMOND HILL FUNDS

DIAMOND-HILL.COM	|	855.255.8955	|	325 JOHN H. MCCONNELL BLVD	|	SUITE 200	|	COLUMBUS, OHIO	|	43215

DH-AR123115

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. Tamara L. Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $147,900 and $141,600 in fiscal 2015 and 2014, respectively. 2015 and 2014 fees include fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2015 and 2014.

(c) Tax Fees. Fees for tax compliance services totaled $47,700 and $46,300 in fiscal 2015 and 2014, respectively.

(d) All Other Fees. There were no other fees in fiscal 2015 and 2014.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) 0.0% in fiscal 2015 and 2014.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $47,700 and $46,300 in 2015 and 2014, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affected, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Diamond Hill Funds

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date February 25, 2016

By (Signature and Title)	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer

Date February 25, 2016